ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2020

Our Vision: We Power Life

Our Mission: We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

Entergy Corporation (NYSE: ETR) is an integrated energy company engaged in electric power production, transmission and retail distribution operations. Entergy delivers electricity to 3 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy owns and operates one of the cleanest large-scale U.S. power generating fleets with approximately 30,000 megawatts of electric generating capacity, including 7,000 megawatts of nuclear power. Headquartered in New Orleans, Louisiana, Entergy has annual revenues of $10 billion and more than 13,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last three years.

This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2020 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Pages 31 – 34
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, LLC	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 31
		Entergy Louisiana, LLC	Page 32
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, LLC	Page 33
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 33
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 34
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 34
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Pages 35 – 47
Employees	Page 5	Utility Total Capability	Page 35
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 35
Consolidated Quarterly Financial Metrics	Page 6	Utility Electric Statisitcal Information	Page 36
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, LLC	Pages 37 – 38
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 39 – 40
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, LLC	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, LLC	Pages 43 – 44
Consolidated Quarterly Adjustments	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Consolidated Annual Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Annual Adjustments	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
Consolidated Statements of Operations	Page 13	Utility Regulatory Information	Page 48
Consolidating Income Statement	Page 14	State Regulatory Commissions	Page 48
Consolidated Balance Sheets	Pages 15 – 16	Commission/Council Members	Page 48
Consolidating Balance Sheet	Pages 17 – 18
Consolidated Statements of Cash Flow	Pages 19 – 20	ENTERGY WHOLESALE COMMODITIES
Cash Flow Information by Business	Page 20	EWC Quarterly Financial Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 21	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Comprehensive	Page 22	EWC Quarterly Operational Metrics	Page 49
Income (Loss)		EWC Annual Operational Metrics	Page 49
Consolidated Capital Expenditures	Page 23	EWC Total Capacity	Page 49
Historical Capital Expenditures	Page 23	EWC Nuclear Plant Statistics	Page 50
Entergy Corporation Securities Detail	Page 23	EWC Nuclear Plant Additional Information	Page 50
Entergy Corporation Long-Term Debt	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Securities Ratings (Outlook)	Page 23	Plant Statistics
Preferred Member Interests	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
UTILITY		Plant Emissions
Utility Quarterly Financial Metrics	Page 24	EWC Non-Nuclear Assets Securities Detail	Page 51
Utility Annual Financial Metrics	Page 24	Vermont Yankee Credit Facility	Page 51
Utility Securities Ratings (Outlook)	Page 24	Preferred Stock	Page 51
Utility Historical Capital Expenditures	Page 24
Utility Financial Results	Pages 25 – 30	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 53 – 66

		INVESTOR INFORMATION	Page 67

ABOUT THIS PUBLICATION	● the risk that an incident at any nuclear generation facility in the U.S. could lead to the
This publication is unaudited and should be used in conjunction with Entergy’s 2020	assessment of significant retrospective assessments and/or retrospective insurance
Annual Report to Shareholders and Form 10-K filed with the Securities and Exchange	premiums as a result of Entergy’s participation in a secondary financial protection
Commission. It has been prepared for information purposes and is not intended for use	system, a utility industry mutual insurance company, and industry self- insurance
in connection with any sale or purchase of, or any offer to buy, any securities of Entergy	programs;
Corporation or its subsidiaries.	● effects of climate change, including the potential for increases in extreme weather events and sea levels or coastal land and wetland loss;
FORWARD-LOOKING INFORMATION	● changes in the quality and availability of water supplies and the related regulation of
In this report and from time to time, Entergy Corporation makes statements concerning	water use and diversion;
its expectations, beliefs, plans, objectives, goals, projections, strategies, and future	● Entergy’s ability to manage its capital projects, including completion of projects timely
events or performance. Such statements are “forward-looking statements” within the	and within budget and to obtain the anticipated performance or other benefits, and its
meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,”	operation and maintenance costs;
“will,” “could,” “project,” “believe,” “anticipate,” “intend,” “expect,” “estimate,” “continue,”	● Entergy’s ability to purchase and sell assets at attractive prices and on other attractive
“potential,” “plan,” “predict,” “forecast,” and other similar words or expressions are	terms;
intended to identify forward-looking statements but are not the only means to identify	● the economic climate, and particularly economic conditions in Entergy’s Utility service
these statements. Although Entergy believes that these forward-looking statements and	area and the northern United States and events and circumstances that could influence
the underlying assumptions are reasonable, it cannot provide assurance that they will	economic conditions in those areas, including power prices, and the risk that anticipated
prove correct. Any forward-looking statement is based on information current as of the	load growth may not materialize;
date of this report and speaks only as of the date on which such statement is made.	● changes to federal income tax laws and regulations, including continued impact of the
Except to the extent required by the federal securities laws, Entergy undertakes no	Tax Cuts and Jobs Act and its intended and unintended consequences on financial
obligation to publicly update or revise any forward-looking statements, whether as a	results and future cash flows;
result of new information, future events, or otherwise.	● the effects of Entergy’s strategies to reduce tax payments;
Forward-looking statements involve a number of risks and uncertainties. There are	● changes in the financial markets and regulatory requirements for the issuance of
factors that could cause actual results to differ materially from those expressed or	securities, particularly as they affect access to capital and Entergy’s ability to refinance
implied in the forward-looking statements, including (a) those factors discussed or	existing securities, execute share repurchase programs, and fund investments and
incorporated by reference in Item 1A. Risk Factors contained in the Form 10-K for	acquisitions;
the year ended Dec. 31, 2020, (b) those factors discussed or incorporated by reference	● actions of rating agencies, including changes in the ratings of debt and preferred
in Management’s Financial Discussion and Analysis contained in the Form 10-K for the	stock, changes in general corporate ratings, and changes in the rating agencies’ ratings
year ended Dec. 31, 2020, and (c) the following factors (in addition to others described	criteria;
elsewhere in this report and in subsequent securities filings):	● changes in inflation and interest rates;
● resolution of pending and future rate cases, formula rate proceedings and related	● the effects of litigation and government investigations or proceedings;
negotiations, including various performance-based rate discussions, Entergy’s utility	● changes in technology, including (i) Entergy’s ability to implement new or emerging
supply plan, and recovery of fuel and purchased power costs, as well as delays in cost	technologies, (ii) the impact of changes relating to new, developing, or alternative
recovery resulting from these proceedings;	sources of generation such as distributed energy and energy storage, renewable energy,
● continuing long-term risks and uncertainties associated with the termination of the	energy efficiency, demand side management and other measures that reduce load and
System Agreement in 2016, including the potential absence of federal authority to	government policies incentivizing development of the foregoing, and (iii) competition from
resolve certain issues among the Utility operating companies and their retail regulators;	other companies offering products and services to Entergy’s customers based on new or
● regulatory and operating challenges and uncertainties and economic risks associated	emerging technologies or alternative sources of generation;
with the Utility operating companies’ participation in MISO, including the benefits of	● Entergy's ability to effectively formulate and implement plans to reduce its carbon
continued MISO participation, the effect of current or projected MISO market rules and	emission rate and aggregate carbon emissions, including its commitment to achieve
market and system conditions in the MISO markets, the allocation of MISO system	net-zero carbon emissions by 2050, and the potential impact on its business of
transmission upgrade costs, the MISO-wide base rate of return on equity allowed or	attempting to achieve such objectives;
any MISO-related charges and credits required by the FERC, and the effect of planning	● the effects, including increased security costs, of threatened or actual terrorism,
decisions that MISO makes with respect to future transmission investments by the	cyber-attacks or data security breaches, natural or man-made electromagnetic pulses
Utility operating companies;	that affect transmission or generation infrastructure, accidents, and war or a catastrophic
● changes in utility regulation, including with respect to retail and wholesale competition,	event such as a nuclear accident or a natural gas pipeline explosion;
the ability to recover net utility assets and other potential stranded costs, and the	● the effects of a global event or pandemic, such as the COVID-19 global pandemic,
application of more stringent return on equity criteria, transmission reliability	including economic and societal disruptions; volatility in the capital markets (and any
requirements or market power criteria by the FERC or the U.S. Department of Justice;	related increased cost of capital or any inability to access the capital markets or draw
● changes in the regulation or regulatory oversight of Entergy’s nuclear generating	on available bank credit facilities); reduced demand for electricity, particularly from
facilities and nuclear materials and fuel, including with respect to the planned or actual	commercial and industrial customers; increased or unrecoverable costs; supply chain,
shutdown and sale of each of the nuclear generating facilities owned or operated by	vendor, and contractor disruptions; delays in completion of capital or other construction
Entergy Wholesale Commodities, and the effects of new or existing safety or	projects, maintenance, and other operations activities, including prolonged outages;
environmental concerns regarding nuclear power plants and nuclear fuel;	impacts to Entergy’s workforce availability, health, or safety; increased cybersecurity
● resolution of pending or future applications, and related regulatory proceedings and	risks as a result of many employees telecommuting; increased late or uncollectible
litigation, for license modifications or other authorizations required of nuclear generating	customer payments; regulatory delays; executive orders affecting, or increased
facilities and the effect of public and political opposition on these applications, regulatory	regulation of, Entergy's business; changes in credit ratings or outlooks as a result of
proceedings, and litigation;	any of the foregoing; or other adverse impacts on Entergy’s ability to execute on its
● the performance of and deliverability of power from Entergy’s generation resources,	business strategies and initiatives or, more generally, on Entergy’s results of operations,
including the capacity factors at Entergy’s nuclear generating facilities;	financial condition, and liquidity;
● increases in costs and capital expenditures that could result from changing regulatory	● Entergy’s ability to attract and retain talented management, directors, and employees
requirements, emerging operating and industry issues, and the commitment of	with specialized skills;

substantial human and capital resources required for the safe and reliable operation and	● Entergy’s ability to attract, retain and manage an appropriately qualified workforce;
maintenance of Entergy’s nuclear generating facilities;	● changes in accounting standards and corporate governance;
● Entergy’s ability to develop and execute on a point of view regarding future prices of	● declines in the market prices of marketable securities and resulting funding
electricity, natural gas, and other energy-related commodities;	requirements and the effects on benefits costs for Entergy’s defined benefit pension
● prices for power generated by Entergy’s merchant generating facilities and the ability	and other postretirement benefit plans;
to hedge, meet credit support requirements for hedges, sell power forward or otherwise	● future wage and employee benefit costs, including changes in discount rates and
reduce the market price risk associated with those facilities, including the Entergy	returns on benefit plan assets;
Wholesale Commodities nuclear plants, especially in light of the planned shutdown and	● changes in decommissioning trust fund values or earnings or in the timing of,
sale of each of these nuclear plants;	requirements for, or cost to decommission Entergy’s nuclear plant sites and the
● the prices and availability of fuel and power Entergy must purchase for its Utility	implementation of decommissioning of such sites following shutdown;
customers, and Entergy’s ability to meet credit support requirements for fuel and power	● the decision to cease merchant power generation at all Entergy Wholesale
supply contracts;	Commodities nuclear power plants by mid-2022, including the implementation of the
● volatility and changes in markets for electricity, natural gas, uranium, emissions	planned shutdowns and sales of Indian Point 2, Indian Point 3, and Palisades;
allowances, and other energy-related commodities, and the effect of those changes on	● the effectiveness of Entergy’s risk management policies and procedures and the
Entergy and its customers;	ability and willingness of its counterparties to satisfy their financial and performance
● changes in law resulting from federal or state energy legislation or legislation	commitments;
subjecting energy derivatives used in hedging and risk management transactions to	● the potential for the factors listed herein to lead to the impairment of long-lived assets;
governmental regulation;	and
● changes in environmental laws and regulations, agency positions or associated	● Entergy and its subsidiaries' ability to successfully execute on their business
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen oxide,	strategies, including their ability to complete strategic transactions that Entergy may
greenhouse gases, mercury, particulate matter and other regulated air emissions, heat	undertake.
and other regulated discharges to water, requirements for waste management and
disposal and for the remediation of contaminated sites, wetlands protection and	REGULATION G COMPLIANCE
permitting, and changes in costs of compliance with environmental laws and regulations;	Financial performance measures shown in this report include those calculated and
● changes in laws and regulations, agency positions, or associated litigation related to	presented in accordance with generally accepted accounting principles (GAAP), as well
protected species and associated critical habitat designations;	as those that are considered non-GAAP measures. This report includes non-GAAP
● the effects of changes in federal, state, or local laws and regulations, and other	measures of adjusted earnings; adjusted EPS; adjustments; adjusted EBITDA; adjusted
governmental actions or policies, including changes in monetary, fiscal, tax,	common dividend payout ratio; adjusted ROIC; adjusted ROE; gross liquidity; adjusted
environmental, trade/tariff, domestic purchase requirements, or energy policies;	return on average member's equity; adjusted net revenue; adjusted non-fuel O&M; total
● the effects of full or partial shutdowns of the federal government or delays in obtaining	debt, excluding securitization debt; debt to capital, excluding securitization debt; net
government or regulatory actions or decisions;	debt to net capital, excluding securitization debt; parent debt to total debt, excluding
● uncertainty regarding the establishment of interim or permanent sites for spent nuclear	securitization debt; FFO; FFO to debt, excluding securitization debt; FFO to debt
fuel and nuclear waste storage and disposal and the level of spent fuel and nuclear	excluding securitization debt, return of unprotected excess ADIT, and severance, and
waste disposal fees charged by the U.S. government or other providers related to such	retention payments associated with exit of EWC. We have prepared reconciliations of
sites;	these measures to the most directly comparable GAAP measures. Reconciliations can
● variations in weather and the occurrence of hurricanes and other storms and disasters,	be found on pages 7, 10, and 53 – 66.
including uncertainties associated with efforts to remediate the effects of hurricanes
(including Hurricane Laura, Hurricane Delta, and Hurricane Zeta), ice storms, or other weather events and the recovery of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance, as well as any related unplanned outages;

ENTERGY AT A GLANCE

VISION, MISSION AND STAKEHOLDER OBJECTIVES

We power life. This is our vision. It goes much further than powering the grid. Together, we are on a journey with our stakeholders to improve lives, build businesses and create prosperity.

We exist to grow a world-class energy business that creates sustainable value for our four key stakeholders – our customers, our employees, our communities, and our owners.

● For our customers, we create value by delivering top-quartile customer experience. We work directly with customers to anticipate their needs and exceed their expectations while also keeping rates reasonable.

● For our employees, we create value by advocating for our employees to live safe, all day, every day. We strive to earn top-quartile organizational health scores. We provide a rewarding, engaging, diverse, and inclusive work environment with fair compensation and benefits while also providing opportunities for career advancement.

● For our communities, we create value by achieving top-decile corporate social responsibility performance. We are active in economic development, philanthropy, volunteerism, and advocacy, and we operate our business safely and in a socially and environmentally responsible way.

● For our owners, we create value by delivering top-quartile total shareholder returns. We are relentless in our pursuit of opportunities to optimize our business.

BUSINESS STRATEGY

Our strategy to achieve our stakeholder objectives has two key aspects. First, we invest in the utility for the benefit of our customers, which supports steady, predictable growth in earnings and dividends. Second, we manage risk by ensuring our utility investments are customer-centric, supported by progressive regulatory constructs, and executed with disciplined project management.

ENTERGY BY THE NUMBERS

GAAP Revenues	$10.1 billion
GAAP Net Income	$1.4 billion
Total Assets	$58.2 billion
Utility Retail Electric Customers	3.0 million
Interconnected High-Voltage Transmission Lines	16,100 circuit miles
Distribution Lines	105,500 circuit miles
Utility Billed Retail Electric Energy Sales	124,828 GWh
EWC Billed Electric Energy Sales	20,581 GWh
Employees at Year-end	13,400
Total Owned and Leased Generating Capability by Fuel Source in MW:
Modern Gas	9,738
Nuclear	7,069
Legacy Gas	6,965
Coal	2,392
Hydro/Solar	101

ENTERGY AT A GLANCE

OPERATIONS

UTILITY
The Utility business segment includes the generation, transmission,	ENTERGY WHOLESALE COMMODITIES (EWC)
distribution, and sale of electric power, and operation of a small natural gas	Entergy has announced the sale and closure of the EWC nuclear assets, completing
distribution business.	its plan to exit the merchant power business and transition to a pure-play utility.
● Five retail electric utilities with 3 million customers
● Four states – Arkansas, Louisiana, Mississippi, Texas	The EWC business segment includes the ownership, operation, and decommissioning
● 24,020 MW generating capability	of nuclear power plants located in the northern United States and the sale of the electric
● Two gas utilities with 202,000 customers	power produced by its operating plants to wholesale customers. EWC also provides services to other nuclear power plant owners and owns interest in non-nuclear power
ENTERGY ARKANSAS, LLC (E-AR)	plants that sell the electric power produced by those plants to wholesale customers.
Entergy Arkansas generates, transmits, distributes, and sells electric
power to 722,000 retail customers in Arkansas.	● 1,852 MW nuclear-owned generating capacity in two units in northern U.S.
● Indian Point Energy Center Unit 3 in Buchanan, New York
ENTERGY LOUISIANA, LLC (E-LA)	● Palisades Nuclear Plant in Covert, Michigan
Entergy Louisiana generates, transmits, distributes, and sells electric	● 394 net owned MW non-nuclear generating capacity
power to 1,096,000 retail customers in Louisiana. Entergy	● 800 MW under management support services contract
Louisiana also provides natural gas utility service to 94,000 customers in	● Cooper Nuclear Station located near Brownville, Nebraska
the Baton Rouge, Louisiana area.
James A. FitzPatrick Nuclear Power Plant was sold on March 31, 2017. Vermont
ENTERGY MISSISSIPPI, LLC (E-MS)	Yankee Nuclear Power Station was sold on January 11, 2019. Pilgrim Nuclear Power
Entergy Mississippi generates, transmits, distributes, and sells electric	Station was sold on August 26, 2019. Indian Point 2 Nucelar Power Station ceased
power to 456,000 retail customers in Mississippi.	operations on April 30, 2020. Entergy plans to close Indian Point 3 on April 30, 2021, and Palisades on May 31, 2022.
ENTERGY NEW ORLEANS, LLC (E-NO)
Entergy New Orleans generates, transmits, distributes, and sells electric power to 207,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 108,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 473,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2020	2019	2018
GAAP MEASURES
Operating Revenues ($ millions)	10,114	10,879	11,009
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	1,407	1,241	849
As-Reported Earnings Per Share ($)	6.90	6.30	4.63
Common Dividend Paid Per Share ($)	3.74	3.66	3.58
Common Dividend Payout Ratio – As-Reported (%)	54	58	77
NON-GAAP MEASURES
Adjusted Earnings ($ millions)	1,138	1,064	970
Adjusted Earnings Per Share ($)	5.66	5.40	5.29
Adjustments ($ millions)	250	177	(121)
Adjustments Per Share ($)	1.24	0.90	(0.66)
Common Dividend Payout Ratio – Adjusted (%)	66	68	68

UTILITY ELECTRIC OPERATING DATA
	2020	2019	2018
Retail Kilowatt-Hour Sales (millions)	124,828	129,121	117,498
Peak Demand (megawatts)	21,340	21,598	21,587
Retail Customers – Year End (thousands)	2,954	2,923	2,901

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2020	2019	2018
Billed Electric Energy Sales (gigawatt hours)	20,581	28,088	29,875

EMPLOYEES
	2020	2019	2018
Total Employees – Year End	13,400	13,635	13,688

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2020

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)(c)(d)	Total
Gas/Oil	2,091	8,827	2,929	638	2,005	—	213	16,703
Coal	1,194	346	416	—	255	—	181	2,392
Total Fossil	3,285	9,173	3,345	638	2,260	—	394	19,095
Nuclear	1,817	2,144	—	—	—	1,256	1,852	7,069
Hydro	73	—	—	—	—	—	—	73
Solar	—	—	2	27	—	—	—	29
Total	5,175	11,317	3,347	665	2,260	1,256	2,246	26,266
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.
(d) The owned MW capacity for coal is the portion of the plant capacity owned by Entergy Wholesale Commodities.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2020					2019					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROIC – as-reported (%)(a)	5.6	5.9	6.3	6.1	6.1	5.6	5.5	4.8	6.3	6.3	(0.2)
ROE – as-reported (%)(a)	11.5	12.2	13.3	13.1	13.1	11.4	10.8	8.6	13.0	13.0	0.1
Cash and cash equivalents ($ millions)	1,464	935	1,240	1,759	1,759	983	636	956	426	426	1,333
Revolver capacity ($ millions)	3,348	4,110	4,125	4,110	4,110	3,950	4,120	4,115	3,810	3,810	300
Commercial paper ($ millions)	1,942	1,946	1,398	1,627	1,627	1,942	1,635	1,918	1,947	1,947	(320)
Total debt ($ millions)	21,465	21,493	22,127	24,062	24,062	19,325	19,054	19,441	19,885	19,885	4,177
Securitization debt ($ millions)	271	232	209	175	175	398	360	338	298	298	(123)
Debt to capital (%)	67.2	66.8	66.7	68.3	68.3	67.8	65.5	65.4	65.5	65.5	2.8
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	53	51	49	17	17	59	58	56	54	54	(37)
Total off-balance sheet liabilities	53	51	49	17	17	59	58	56	54	54	(37)

NON-GAAP MEASURES
ROIC – adjusted (%)(a)	5.6	5.6	5.4	5.3	5.3	5.5	5.5	5.6	5.6	5.6	(0.3)
ROE – adjusted (%)(a)	11.8	11.4	10.9	10.8	10.8	11.5	11.0	11.4	11.2	11.2	(0.4)
Gross liquidity ($ millions)	4,811	5,045	5,364	5,869	5,869	4,933	4,756	5,071	4,236	4,236	1,633
Net liquidity ($ millions)	2,870	3,099	3,966	4,241	4,241	2,991	3,121	3,153	2,289	2,289	1,952
Net liquidity, including storm escrows ($ millions)	3,242	3,472	4,339	4,357	4,357	3,396	3,528	3,563	2,701	2,701	1,656
Debt to capital, excluding securitization debt (%)	66.9	66.6	66.5	68.1	68.1	67.3	65.1	65.0	65.1	65.1	3.0
Net debt to net capital, excluding securitization debt (%)	65.3	65.6	65.2	66.4	66.4	66.1	64.3	63.8	64.6	64.6	1.8
Parent debt to total debt, excluding securitization debt (%)	22.2	22.0	22.4	21.6	21.6	21.7	19.4	20.5	21.6	21.6	—
FFO to debt, excluding securitization debt (%)	14.3	14.6	11.8	10.3	10.3	11.1	11.8	14.2	14.6	14.6	(4.3)
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	16.0	16.0	12.5	10.9	10.9	15.0	15.8	17.6	16.8	16.8	(5.9)
Totals may not foot due to rounding.
(a) Rolling twelve months.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2020	2019	2018
GAAP MEASURES
ROIC – as-reported (%)	6.1	6.3	5.3
ROE – as-reported (%)	13.1	13.0	10.1
Cash and cash equivalents ($ millions)	1,759	426	481
Revolver capacity ($ millions)	4,110	3,810	4,056
Commercial paper ($ millions)	1,627	1,947	1,942
Total debt ($ millions)	24,062	19,885	18,133
Securitization debt ($ millions)	175	298	424
Debt to capital (%)	68.3	65.5	66.7
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	17	54	61
Leases – Entergy’s share	—	—	448
Power purchase agreements accounted for as leases(a)	—	—	106
Total off-balance sheet liabilities	17	54	615

NON-GAAP MEASURES
ROIC – adjusted (%)	5.3	5.6	5.7
ROE – adjusted (%)	10.8	11.2	11.5
Gross liquidity ($ millions)	5,869	4,236	4,537
Net liquidity ($ millions)	4,241	2,289	2,595
Net liquidity, including storm escrows ($ millions)	4,357	2,701	2,998
Debt to capital, excluding securitization debt (%)	68.1	65.1	66.1
Net debt to net capital, excluding securitization debt (%)	66.4	64.6	65.5
Parent debt to total debt, excluding securitization debt (%)	21.6	21.6	22.6
FFO to debt, excluding securitization debt (%)	10.3	14.6	11.7
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC (%)	10.9	16.8	15.3
Totals may not foot due to rounding.
(a) For further detail, see Note 10 on page 159 of the 2019 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2020					2019					FY
(After-tax, $ in millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	320	345	552	584	1,800	231	331	578	271	1,411	389
Parent & Other	(90)	(69)	(61)	(127)	(347)	(73)	(69)	(72)	(103)	(316)	(31)
Entergy Wholesale Commodities	(111)	85	30	(69)	(65)	97	(26)	(141)	217	147	(212)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	119	361	521	388	1,388	255	236	365	385	1,241	147

LESS ADJUSTMENTS
Utility	—	—	—	377	377	—	—	—	41	41	335
Parent & Other	—	—	—	(61)	(61)	—	—	—	(11)	(11)	(51)
Entergy Wholesale Commodities	(111)	85	30	(69)	(65)	97	(26)	(141)	217	147	(212)
TOTAL ADJUSTMENTS	(111)	85	30	246	250	97	(26)	(141)	248	177	73

ADJUSTED EARNINGS (LOSS)
Utility	320	345	552	207	1,424	231	331	578	229	1,369	54
Parent & Other	(90)	(69)	(61)	(66)	(286)	(73)	(69)	(72)	(92)	(305)	20
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	230	276	491	142	1,138	158	262	506	137	1,064	74

Weather Impact	(50)	(4)	1	(22)	(75)	(23)	12	13	45	46	(120)

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	200	200	200	200	200	190	199	199	199	199	1
Weighted average - diluted	201	201	201	201	201	192	194	200	201	197	4

	2020					2019					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED EARNINGS (LOSS)
Utility	1.59	1.71	2.74	2.90	8.95	1.20	1.70	2.88	1.35	7.16	1.79
Parent & Other	(0.45)	(0.34)	(0.30)	(0.63)	(1.73)	(0.38)	(0.35)	(0.36)	(0.51)	(1.60)	(0.13)
Entergy Wholesale Commodities	(0.55)	0.42	0.15	(0.34)	(0.32)	0.50	(0.13)	(0.70)	1.08	0.74	(1.06)
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	0.59	1.79	2.59	1.93	6.90	1.32	1.22	1.82	1.92	6.30	0.60

LESS ADJUSTMENTS
Utility	—	—	—	1.87	1.87	—	—	—	0.21	0.21	1.66
Parent & Other	—	—	—	(0.31)	(0.31)	—	—	—	(0.05)	(0.05)	(0.26)
Entergy Wholesale Commodities	(0.55)	0.42	0.15	(0.34)	(0.32)	0.50	(0.13)	(0.70)	1.08	0.74	(1.06)
TOTAL ADJUSTMENTS	(0.55)	0.42	0.15	1.22	1.24	0.50	(0.13)	(0.70)	1.24	0.90	0.34

ADJUSTED EARNINGS (LOSS)
Utility	1.59	1.71	2.74	1.03	7.08	1.20	1.70	2.88	1.14	6.95	0.13
Parent & Other	(0.45)	(0.34)	(0.30)	(0.32)	(1.42)	(0.38)	(0.35)	(0.36)	(0.46)	(1.55)	0.13
Entergy Wholesale Commodities	—	—	—	—	—	—	—	—	—	—	—
CONSOLIDATED ADJUSTED EARNINGS (LOSS)	1.14	1.37	2.44	0.71	5.66	0.82	1.35	2.52	0.68	5.40	0.26

Weather Impact	(0.25)	(0.02)	0.01	(0.11)	(0.37)	(0.12)	0.06	0.06	0.22	0.23	(0.60)
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2020					2019					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	—	(25)	(25)	—	—	—	—	—	(25)
Income tax effect on Utility adjustments above (a)	—	—	—	6	6	—	—	—	—	—	6
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	396	396	—	—	—	—	—	396
Reversal of income tax valuation allowance	—	—	—	—	—	—	—	—	41	41	(41)
Total	—	—	—	377	377	—	—	—	41	41	335
PARENT & OTHER ADJUSTMENTS
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	(61)	(61)	—	—	—	—	—	(61)
Income tax item related to valuation allowance for interest deductibility	—	—	—	—	—	—	—	—	(11)	(11)	11
Total	—	—	—	(61)	(61)	—	—	—	(11)	(11)	(51)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Income before income taxes	(141)	110	43	30	42	163	(35)	(171)	31	(12)	55
Income taxes	31	(24)	(12)	(99)	(105)	(66)	9	31	187	161	(266)
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	1	(1)	(1)	(1)	(2)	—
Total	(111)	85	30	(69)	(65)	97	(26)	(141)	217	147	(212)
TOTAL ADJUSTMENTS	(111)	85	30	246	250	97	(26)	(141)	248	177	73

	2020					2019					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	—	—	—	(0.09)	(0.09)	—	—	—	—	—	(0.09)
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	1.96	1.96	—	—	—	—	—	1.96
Reversal of income tax valuation allowance	—	—	—	—	—	—	—	—	0.21	0.21	(0.21)
Total	—	—	—	1.87	1.87	—	—	—	0.21	0.21	1.66
PARENT & OTHER ADJUSTMENTS
2014 / 2015 IRS settlement - E-LA business combination	—	—	—	(0.31)	(0.31)	—	—	—	—	—	(0.31)
Income tax item related to valuation allowance for interest deductibility	—	—	—	—	—	—	—	—	(0.05)	(0.05)	0.05
Total	—	—	—	(0.31)	(0.31)	—	—	—	(0.05)	(0.05)	(0.26)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	(0.55)	0.42	0.15	(0.34)	(0.32)	0.50	(0.13)	(0.70)	1.08	0.74	(1.06)
TOTAL ADJUSTMENTS	(0.55)	0.42	0.15	1.22	1.24	0.50	(0.13)	(0.70)	1.24	0.90	0.34
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2020					2019					FY
(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY ADJUSTMENTS
Other regulatory charges	—	—	—	(25)	(25)	—	—	—	—	—	(25)
Income taxes (a)	—	—	—	402	402	—	—	—	41	41	361
Total	—	—	—	377	377	—	—	—	41	41	335
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	—	—	—	(61)	(61)	—	—	—	(11)	(11)	(51)
Total	—	—	—	(61)	(61)	—	—	—	(11)	(11)	(51)
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	333	200	214	196	943	434	290	300	271	1,295	(352)
Fuel and fuel-related expenses	(20)	(17)	(14)	(16)	(67)	(25)	(26)	(26)	(22)	(98)	31
Purchased power	(11)	(10)	(29)	(18)	(68)	(16)	(15)	(18)	(10)	(59)	(9)
Nuclear refueling outage expense	(12)	(12)	(11)	(11)	(45)	(12)	(12)	(12)	(12)	(49)	3
Other O&M	(131)	(140)	(114)	(115)	(500)	(189)	(188)	(136)	(165)	(678)	178
Asset write-offs and impairments	(5)	(7)	(4)	(10)	(27)	(74)	(16)	(198)	(2)	(290)	263
Decommissioning expense	(50)	(51)	(51)	(53)	(205)	(63)	(64)	(60)	(49)	(237)	32
Taxes other than income taxes	(20)	(14)	(10)	(9)	(53)	(13)	(20)	(13)	(15)	(60)	7
Depreciation/amortization expense	(35)	(25)	(21)	(21)	(102)	(38)	(38)	(38)	(34)	(148)	46
Other income (deductions) - other	(184)	194	87	92	189	169	64	34	74	340	(152)
Interest expense and other charges	(5)	(7)	(5)	(5)	(22)	(9)	(9)	(6)	(5)	(29)	7
Income taxes	31	(24)	(12)	(99)	(105)	(66)	9	31	187	161	(266)
Preferred dividend requirements	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(1)	(1)	(2)	—
Total	(111)	85	30	(69)	(65)	97	(26)	(141)	217	147	(212)
TOTAL ADJUSTMENTS (after-tax)	(111)	85	30	246	250	97	(26)	(141)	248	177	73
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, $ in millions)	2020	2019	2018
AS-REPORTED EARNINGS (LOSS)
Utility	1,800	1,411	1,483
Parent & Other	(347)	(316)	(292)
Entergy Wholesale Commodities	(65)	147	(343)
CONSOLIDATED AS-REPORTED EARNINGS	1,388	1,241	849

LESS ADJUSTMENTS
Utility	377	41	222
Parent & Other	(61)	(11)	—
Entergy Wholesale Commodities	(65)	147	(343)
TOTAL ADJUSTMENTS	250	177	(121)

ADJUSTED EARNINGS (LOSS)
Utility	1,424	1,369	1,261
Parent & Other	(286)	(305)	(292)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	1,138	1,064	970

Weather Impact	(75)	46	67

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	200	199	189
Weighted average - diluted	201	197	183

(After-tax, per share in $) (a)	2020	2019	2018
AS-REPORTED EARNINGS (LOSS)
Utility	8.95	7.16	8.09
Parent & Other	(1.73)	(1.60)	(1.59)
Entergy Wholesale Commodities	(0.32)	0.74	(1.87)
CONSOLIDATED AS-REPORTED EARNINGS	6.90	6.30	4.63

LESS ADJUSTMENTS
Utility	1.87	0.21	1.21
Parent & Other	(0.31)	(0.05)	—
Entergy Wholesale Commodities	(0.32)	0.74	(1.87)
TOTAL ADJUSTMENTS	1.24	0.90	(0.66)

ADJUSTED EARNINGS (LOSS)
Utility	7.08	6.95	6.88
Parent & Other	(1.42)	(1.55)	(1.59)
Entergy Wholesale Commodities	—	—	—
ENTERGY ADJUSTED EARNINGS	5.66	5.40	5.29

Weather Impact	(0.37)	0.23	0.37
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding earnings (loss) by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2020	2019	2018
UTILITY ADJUSTMENTS
Customer sharing associated with internal restructuring	—	—	(40)
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	(25)	—	—
Income tax effect on Utility adjustments above (a)	6	—	10
2012 / 2013 IRS audit settlement	—	—	43
Internal restructuring	—	—	170
Tax reform	—	—	38
2014 / 2015 IRS settlement - E-LA business combination	396	—	—
Reversal of income tax valuation allowance	—	41	—
Total	377	41	222
PARENT & OTHER ADJUSTMENTS
2014 / 2015 IRS settlement - E-LA business combination	(61)	—	—
Income tax item related to a valuation allowance for interest deductibility	—	(11)	—
Total	(61)	(11)	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Income before income taxes	42	(12)	(610)
Income taxes	(105)	161	269
Preferred dividend requirements	(2)	(2)	(2)
Total	(65)	147	(343)
TOTAL ADJUSTMENTS	250	177	(121)

(After-tax, per share in $) (b)	2020	2019	2018
UTILITY ADJUSTMENTS
2012 / 2013 IRS audit settlement	—	—	0.23
Internal restructuring	—	—	0.93
Customer sharing associated with internal restructuring	—	—	(0.16)
Tax reform	—	—	0.21
Reversal of income tax valuation allowance	—	0.21	—
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	(0.09)	—	—
2014 / 2015 IRS settlement - E-LA business combination	1.96	—	—
Total	1.87	0.21	1.21
PARENT & OTHER ADJUSTMENTS
Income tax item related to a valuation allowance for interest deductibility	—	(0.05)	—
2014 / 2015 IRS settlement - E-LA business combination	(0.31)	—	—
Total	(0.31)	(0.05)	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENT
Total	(0.32)	0.74	(1.87)
TOTAL ADJUSTMENTS	1.24	0.90	(0.66)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL ADJUSTMENTS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income taxes, preferred dividend requirements, and totals; $ millions)	2020	2019	2018
UTILITY ADJUSTMENTS
Other regulatory charges	(25)	—	(40)
Income taxes (a)	402	41	261
Total	377	41	222
PARENT & OTHER ADJUSTMENTS
Income taxes (a)	(61)	(11)	—
Total	(61)	(11)	—
ENTERGY WHOLESALE COMMODITIES ADJUSTMENTS
Operating revenues	943	1,295	1,469
Fuel and fuel-related expenses	(67)	(98)	(77)
Purchased power	(68)	(59)	(115)
Nuclear refueling outage expense	(45)	(49)	(4)
Other O&M	(500)	(678)	(808)
Asset write-offs and impairments	(27)	(290)	(532)
Decommissioning expense	(205)	(237)	(239)
Taxes other than income taxes	(53)	(60)	(78)
Depreciation/amortization expense	(102)	(148)	(150)
Other income (deductions) - other	189	340	(42)
Interest expense and other charges	(22)	(29)	(34)
Income taxes	(105)	161	269
Preferred dividend requirements	(2)	(2)	(2)
Total	(65)	147	(343)
TOTAL ADJUSTMENTS (after-tax)	250	177	(121)
Totals may not foot due to rounding.
(a) Income taxes represents the income tax effect of the adjustments which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2020	2019	2018
OPERATING REVENUES:
Electric	$9,046,643	$9,429,978	$9,384,111
Natural gas	124,008	153,954	156,436
Competitive businesses	942,985	1,294,741	1,468,905
Total	10,113,636	10,878,673	11,009,452
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,564,371	2,029,638	2,147,793
Purchased power	904,268	1,192,860	1,658,799
Nuclear refueling outage expenses	184,157	204,927	153,826
Other operation and maintenance	3,002,626	3,272,381	3,346,397
Asset write-offs, impairments, and related charges	26,623	290,027	532,321
Decommissioning	381,861	400,802	388,508
Taxes other than income taxes	652,840	643,745	641,952
Depreciation and amortization	1,613,086	1,480,016	1,369,442
Other regulatory charges (credits) – net	14,609	(26,220)	301,049
Total	8,344,441	9,488,176	10,540,087
OPERATING INCOME	1,769,195	1,390,497	469,365
OTHER INCOME:
Allowance for equity funds used during construction	119,430	144,974	129,602
Interest and investment income	392,818	547,912	63,864
Miscellaneous – net	(210,633)	(252,539)	(129,754)
Total	301,615	440,347	63,712
INTEREST EXPENSE:
Interest expense	837,981	807,382	768,322
Allowance for borrowed funds used during construction	(52,318)	(64,957)	(60,974)
Total	785,663	742,425	707,348
INCOME (LOSS) BEFORE INCOME TAXES	1,285,147	1,088,419	(174,271)
Income taxes	(121,506)	(169,825)	(1,036,826)
CONSOLIDATED NET INCOME	1,406,653	1,258,244	862,555
Preferred dividend requirements of subsidiaries	18,319	17,018	13,894
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$1,388,334	$1,241,226	$848,661
Basic earnings per average common share	$6.94	$6.36	$4.68
Diluted earnings per average common share	$6.90	$6.30	$4.63
Basic average number of common shares outstanding	200,106,945	195,195,858	181,409,597
Diluted average number of common shares outstanding	201,102,220	196,999,284	183,378,513

FINANCIAL RESULTS

2020 CONSOLIDATING INCOME STATEMENT (unaudited)
				ENTERGY
In thousands, except share data, for the year ended December 31, 2020.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$9,046,706	($63)	$—	$9,046,643
Natural gas	124,008	—	—	124,008
Competitive businesses	—	116	942,869	942,985
Total	9,170,714	53	942,869	10,113,636
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,497,084	(25)	67,312	1,564,371
Purchased power	836,689	25	67,554	904,268
Nuclear refueling outage expenses	138,779	—	45,378	184,157
Other operation and maintenance	2,478,020	24,905	499,701	3,002,626
Asset write-offs, impairments, and related charges	—	—	26,623	26,623
Decommissioning	176,940	—	204,921	381,861
Taxes other than income taxes	598,554	972	53,314	652,840
Depreciation and amortization	1,508,198	2,835	102,053	1,613,086
Other regulatory charges (credits) - net	14,609	—	—	14,609
Total	7,248,873	28,712	1,066,856	8,344,441
OPERATING INCOME (LOSS)	1,921,841	(28,659)	(123,987)	1,769,195
OTHER INCOME:
Allowance for equity funds used during construction	119,430	—	—	119,430
Interest and investment income	299,004	(140,380)	234,194	392,818
Miscellaneous – net	(157,381)	(7,651)	(45,601)	(210,633)
Total	261,053	(148,031)	188,593	301,615
INTEREST EXPENSE:
Interest expense	701,169	114,380	22,432	837,981
Allowance for borrowed funds used during construction	(52,318)	—	—	(52,318)
Total	648,851	114,380	22,432	785,663
INCOME (LOSS) BEFORE INCOME TAXES	1,534,043	(291,070)	42,174	1,285,147
Income taxes	(282,311)	55,868	104,937	(121,506)
CONSOLIDATED NET INCOME (LOSS)	1,816,354	(346,938)	(62,763)	1,406,653
Preferred dividend requirements of subsidiaries	16,131	—	2,188	18,319
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$1,800,223	($346,938)	($64,951)	$1,388,334
Basic earnings (loss) per average common share	$9.00	$ (1.74)	$ (0.32)	$6.94
Diluted earnings (loss) per average common share	$8.95	$ (1.73)	$ (0.32)	$6.90
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2020	2019	2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$128,851	$34,242	$56,690
Temporary cash investments	1,630,248	391,480	424,285
Total cash and cash equivalents	1,759,099	425,722	480,975
Accounts receivable:
Customer	833,478	595,509	558,494
Allowance for doubtful accounts	(117,794)	(7,404)	(7,322)
Other	135,208	219,870	167,722
Accrued unbilled revenues	434,835	400,617	395,511
Total accounts receivable	1,285,727	1,208,592	1,114,405
Deferred fuel costs	4,380	—	27,251
Fuel inventory – at average cost	172,934	145,476	117,304
Materials and supplies – at average cost	962,185	824,989	752,843
Deferred nuclear refueling outage costs	179,150	157,568	230,960
Prepayments and other	196,424	283,645	234,326
Total	4,559,899	3,045,992	2,958,064
OTHER PROPERTY AND INVESTMENTS:
Decommissioning trust funds	7,253,215	6,404,030	6,920,164
Non-utility property – at cost (less accumulated depreciation)	343,328	332,864	304,382
Other	214,222	496,452	437,265
Total	7,810,765	7,233,346	7,661,811
PROPERTY, PLANT AND EQUIPMENT:
Electric	59,696,443	54,271,467	49,831,486
Natural gas	610,768	547,110	496,150
Construction work in progress	2,012,030	2,823,291	2,888,639
Nuclear fuel	601,281	677,181	861,272
Total property, plant and equipment	62,920,522	58,319,049	54,077,547
Less – accumulated depreciation and amortization	24,067,745	23,136,356	22,103,101
Property, plant and equipment – net	38,852,777	35,182,693	31,974,446
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of
$119,238 as of December 31, 2020, $239,219 as of
December 31, 2019 and $360,790 as of December 31, 2018)	6,076,549	5,292,055	4,746,496
Deferred fuel costs	240,422	239,892	239,496
Goodwill	377,172	377,172	377,172
Accumulated deferred income taxes	76,289	64,461	54,593
Other	245,339	288,301	262,988
Total	7,015,771	6,261,881	5,680,745
TOTAL ASSETS	$58,239,212	$51,723,912	$48,275,066

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2020	2019	2018
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$1,164,015	$795,012	$650,009
Notes payable and commercial paper	1,627,489	1,946,727	1,942,339
Accounts payable	2,739,437	1,499,861	1,496,058
Customer deposits	401,512	409,171	411,505
Taxes accrued	441,011	233,455	254,241
Interest accrued	201,791	194,129	193,192
Deferred fuel costs	153,113	197,687	52,396
Pension and other postretirement liabilities	61,815	66,184	61,240
Current portion of unprotected excess accumulated deferred income taxes	63,683	76,457	248,127
Other	206,640	201,780	134,437
Total	7,060,506	5,620,463	5,443,544

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,361,772	4,401,190	4,107,152
Accumulated deferred investment tax credits	212,494	207,113	213,101
Regulatory liability for income taxes - net	1,521,757	1,633,159	1,817,021
Other regulatory liabilities	2,323,851	1,961,005	1,620,254
Decommissioning and asset retirement cost liabilities	6,469,452	6,159,212	6,355,543
Accumulated provisions	242,835	534,028	514,107
Pension and other postretirement liabilities	2,853,013	2,798,265	2,616,085
Long-term debt (includes securitization bonds
of $174,635 as of December 31, 2020, $297,981 as of
December 31, 2019 and $423,858 as of December 31, 2018)	21,205,761	17,078,643	15,518,303
Other	807,219	852,749	1,006,249
Total	39,998,154	35,625,364	33,767,815

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	219,410	219,410	219,402

EQUITY:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 270,035,180 shares in 2020 and in 2019; issued
261,587,009 shares in 2018.	2,700	2,700	2,616
Paid-in capital	6,549,923	6,564,436	5,951,431
Retained earnings	9,897,182	9,257,609	8,721,150
Accumulated other comprehensive income (loss)	(449,207)	(446,920)	(557,173)
Less – treasury stock, at cost (69,790,346 shares in 2020,
70,886,400 shares in 2019, and 72,530,866 shares in 2018)	5,074,456	5,154,150	5,273,719
Total common shareholders' equity	10,926,142	10,223,675	8,844,305
Subsidiaries' preferred stock without sinking fund	35,000	35,000	—
Total	10,961,142	10,258,675	8,844,305
TOTAL LIABILITIES AND EQUITY	$58,239,212	$51,723,912	$48,275,066

FINANCIAL RESULTS

2020 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2020	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$85,219	$42,388	$1,244	$128,851
Temporary cash investments	1,440,796	13,648	175,804	1,630,248
Total cash and cash equivalents	1,526,015	56,036	177,048	1,759,099
Notes receivable	—	(75,000)	75,000	—
Accounts receivable:
Customer	781,272	—	52,206	833,478
Allowance for doubtful accounts	(117,794)	—	—	(117,794)
Associated companies	16,999	(19,008)	2,009	—
Other	109,725	—	25,483	135,208
Accrued unbilled revenues	434,835	—	—	434,835
Total accounts receivable	1,225,037	(19,008)	79,698	1,285,727
Deferred fuel costs	4,380	—	—	4,380
Fuel inventory – at average cost	167,117	—	5,817	172,934
Materials and supplies – at average cost	930,895	(2)	31,292	962,185
Deferred nuclear refueling outage costs	115,559	—	63,591	179,150
Prepayments and other	162,405	(16,306)	50,325	196,424
Total	4,131,408	(54,280)	482,771	4,559,899
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates	1,465,626	(1,465,712)	21,993	21,907
Decommissioning trust funds	4,283,831	—	2,969,384	7,253,215
Non-utility property – at cost (less accumulated depreciation)	329,700	(11)	13,639	343,328
Other	180,971	3,002	8,342	192,315
Total	6,260,128	(1,462,721)	3,013,358	7,810,765
PROPERTY, PLANT AND EQUIPMENT:
Electric	58,711,665	10,705	974,073	59,696,443
Natural gas	610,768	—	—	610,768
Construction work in progress	2,006,905	261	4,864	2,012,030
Nuclear fuel	548,178	—	53,103	601,281
Total property, plant and equipment	61,877,516	10,966	1,032,040	62,920,522
Less – accumulated depreciation and amortization	23,204,219	4,006	859,520	24,067,745
Property, plant and equipment – net	38,673,297	6,960	172,520	38,852,777
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property of $119,238	6,076,549	—	—	6,076,549
as of December 31, 2020)
Deferred fuel costs	240,422	—	—	240,422
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	72,599	373	3,317	76,289
Other	111,651	8,349	125,339	245,339
Total	6,875,320	8,722	131,729	7,015,771
TOTAL ASSETS	$55,940,153	($1,501,319)	$3,800,378	$58,239,212
Totals may not foot due to rounding.

FINANCIAL RESULTS

2020 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2020	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$1,025,015	$—	$139,000	$1,164,015
Notes payable and commercial paper:
Other	—	1,627,489	—	1,627,489
Accounts payable:
Associated companies	32,247	(42,703)	10,456	—
Other	2,541,702	706	197,029	2,739,437
Customer deposits	401,512	—	—	401,512
Taxes accrued	420,510	(9,028)	29,529	441,011
Interest accrued	177,557	23,708	526	201,791
Deferred fuel costs	153,113	—	—	153,113
Pension and other postretirement liabilities	48,757	—	13,058	61,815
Current portion of unprotected excess accumulated deferred
income taxes	63,683	—	—	63,683
Other	182,095	1,892	22,653	206,640
Total	5,046,191	1,602,064	412,251	7,060,506

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,188,989	(179,493)	(647,724)	4,361,772
Accumulated deferred investment tax credits	212,494	—	—	212,494
Regulatory liability for income taxes - net	1,521,757	—	—	1,521,757
Other regulatory liabilities	2,323,851	—	—	2,323,851
Decommissioning and retirement cost liabilities	3,877,971	—	2,591,481	6,469,452
Accumulated provisions	242,511	—	324	242,835
Pension and other postretirement liabilities	2,224,025	—	628,988	2,853,013
Long-term debt (includes securitization bonds of $174,635
as of December 31, 2020)	17,679,206	3,526,555	—	21,205,761
Other	1,200,370	(448,834)	55,683	807,219
Total	34,471,174	2,898,228	2,628,752	39,998,154

Subsidiaries' preferred stock without sinking fund	195,161	—	24,249	219,410

EQUITY:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 270,035,180 shares in 2020	1,973,748	(2,172,151)	201,103	2,700
Paid-in capital	4,722,954	651,574	1,175,395	6,549,923
Retained earnings	9,705,837	473,422	(282,077)	9,897,182
Accumulated other comprehensive income (loss)	(89,912)	—	(359,295)	(449,207)
Less – treasury stock, at cost (69,790,346 shares in 2020)	120,000	4,954,456	—	5,074,456
Total common shareholders' equity	16,192,627	(6,001,611)	735,126	10,926,142
Subsidiaries' preferred stock without sinking fund	35,000	—	—	35,000
Total	16,227,627	(6,001,611)	735,126	10,961,142
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$55,940,153	($1,501,319)	$3,800,378	$58,239,212
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2020	2019	2018
OPERATING ACTIVITIES:
Consolidated net income (loss)	$1,406,653	$1,258,244	$862,555
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,257,750	2,182,313	2,040,555
Deferred income taxes, investment tax credits, and non-current taxes accrued	(131,114)	193,950	(256,848)
Asset write-offs, impairments, and related charges	26,379	226,678	491,739
Changes in working capital:
Receivables	(139,296)	(101,227)	98,546
Fuel inventory	(27,458)	(28,173)	45,839
Accounts payable	137,457	(71,898)	97,312
Taxes accrued	207,556	(20,784)	39,272
Interest accrued	7,662	937	5,220
Deferred fuel costs	(49,484)	172,146	(25,829)
Other working capital accounts	(143,451)	(3,108)	(164,173)
Changes in provisions for estimated losses	(291,193)	19,914	35,706
Changes in other regulatory assets	(784,494)	(545,559)	189,193
Changes in other regulatory liabilities	238,669	(14,781)	(803,323)
Changes in pensions and other postretirement liabilities	50,379	187,124	(304,941)
Other	(76,149)	(639,149)	34,424
Net cash flow provided by operating activities	2,689,866	2,816,627	2,385,247
INVESTING ACTIVITIES:
Construction/capital expenditures	(4,694,076)	(4,197,667)	(3,942,010)
Allowance for equity funds used during construction	119,430	144,862	130,195
Nuclear fuel purchases	(215,664)	(128,366)	(302,584)
Payment for purchase of plant or assets	(247,121)	(305,472)	(26,623)
Proceeds from sale of assets	—	28,932	24,902
Insurance proceeds received for property damages	—	7,040	18,270
Changes in securitization account	5,099	3,298	(5,844)
Payments to storm reserve escrow account	(2,273)	(8,038)	(6,551)
Receipts from storm reserve escrow account	297,588	—	—
Decrease (increase) in other investments	(12,755)	30,319	(54,500)
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	72,711	2,369	59,643
Proceeds from nuclear decommissioning trust fund sales	3,107,812	4,121,351	6,484,791
Investment in nuclear decommissioning trust funds	(3,203,057)	(4,208,870)	(6,485,676)
Net cash flow used in investing activities	(4,772,306)	(4,510,242)	(4,105,987)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	12,619,201	9,304,396	8,035,536
Preferred stock of subsidiary	—	33,188	73,330
Treasury stock	42,600	93,862	103,315
Common stock	—	607,650	499,272
Retirement of long-term debt	(8,152,378)	(7,619,380)	(6,965,738)
Repurchase/redemptions of preferred stock	—	(50,000)	(53,868)
Changes in credit borrowings and commercial paper – net	(319,238)	4,389	364,031
Other	(7,524)	(7,732)	26,453
Dividends paid:
Common stock	(748,342)	(711,573)	(647,704)
Preferred stock	(18,502)	(16,438)	(14,185)
Net cash flow provided by financing activities	3,415,817	1,638,362	1,420,442
Net increase (decrease) in cash and cash equivalents	1,333,377	(55,253)	(300,298)
Cash and cash equivalents at beginning of period	425,722	480,975	781,273
Cash and cash equivalents at end of period	$1,759,099	$425,722	$480,975

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2020	2019	2018
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	803,923	778,209	734,845
Income taxes	(31,228)	(40,435)	19,825

CASH FLOW INFORMATION BY BUSINESS

		PARENT &		ENTERGY
For the years ended December 31, 2020, 2019, and 2018.	UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2020
Net cash flow provided by (used in) operating activities	2,275,828	296,458	117,580	2,689,866
Net cash flow provided by (used in) investing activities	(4,668,622)	(3,086)	(100,598)	(4,772,306)
Net cash flow provided by (used in) financing activities	3,717,186	(252,386)	(48,983)	3,415,817

2019
Net cash flow provided by (used in) operating activities	2,973,872	(237,649)	80,404	2,816,627
Net cash flow provided by (used in) investing activities	(4,425,828)	(159)	(84,255)	(4,510,242)
Net cash flow provided by (used in) financing activities	1,393,628	244,969	(235)	1,638,362

2018
Net cash flow provided by (used in) operating activities	2,693,429	(234,491)	(73,690)	2,385,247
Net cash flow provided by (used in) investing activities	(3,893,022)	(98)	(212,868)	(4,105,987)
Net cash flow provided by (used in) financing activities	915,116	237,843	267,483	1,420,442

Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2017	—	2,548	(5,397,637)	5,433,433	7,977,702	(23,531)	7,992,515
Implementation of accounting standards	—	—	—	—	576,257	(632,617)	(56,360)

Balance at January 1, 2018	—	2,548	(5,397,637)	5,433,433	8,553,959	(656,148)	7,936,155
Consolidated net income (loss) (a)	13,894	—	—	—	848,661	—	862,555
Other comprehensive loss	—	—	—	—	—	83,470	83,470
Settlement of equity forwards through common
stock issuance	—	68	—	499,932	—	—	500,000
Common stock issuance costs	—	—	—	(728)	—	—	(728)
Common stock issuances related to stock plans	—	—	123,918	18,794	—	—	142,712
Common stock dividends declared	—	—	—	—	(647,704)	—	(647,704)
Subsidiaries' capital stock redemptions	—	—	—	—	(1,723)	—	(1,723)
Preferred dividend requirements of subsidiaries (a)	(13,894)	—	—	—	—	—	(13,894)
Reclassification pursuant to ASU 2018-02	—	—	—	—	(32,043)	15,505	(16,538)

Balance at December 31, 2018	—	2,616	(5,273,719)	5,951,431	8,721,150	(557,173)	8,844,305
Implementation of accounting standards	—	—	—	—	6,806	(6,806)	—

Balance at January 1, 2019	—	2,616	(5,273,719)	5,951,431	8,727,956	(563,979)	8,844,305
Consolidated net income (loss) (a)	17,018	—	—	—	1,241,226	—	1,258,244
Other comprehensive loss	—	—	—	—	—	117,059	117,059
Settlement of equity forwards through common stock
issuance	—	84	—	607,566	—	—	607,650
Common stock issuance costs	—	—	—	(7)	—	—	(7)
Common stock issuances related to stock plans	—	—	119,569	5,446	—	—	125,015
Common stock dividends declared	—	—	—	—	(711,573)	—	(711,573)
Subsidiaries' capital stock redemptions	35,000	—	—	—	—	—	35,000
Preferred dividend requirements of subsidiaries (a)	(17,018)	—	—	—	—	—	(17,018)

Balance at December 31, 2019	35,000	2,700	(5,154,150)	6,564,436	9,257,609	(446,920)	10,258,675
Implementation of accounting standards	—	—	—	—	(419)	—	(419)

Balance at January 1, 2020	35,000	2,700	(5,154,150)	6,564,436	9,257,190	(446,920)	10,258,256
Consolidated net income (loss) (a)	18,319	—	—	—	1,388,334	—	1,406,653
Other comprehensive income	—	—	—	—	—	(2,287)	(2,287)
Common stock issuances related to stock plans	—	—	79,694	(14,513)	—	—	65,181
Common stock dividends declared	—	—	—	—	(748,342)	—	(748,342)
Preferred dividend requirements of subsidiaries (a)	(18,319)	—	—	—	—	—	(18,319)

Balance at December 31, 2020	35,000	2,700	(5,074,456)	6,549,923	9,897,182	(449,207)	10,961,142

(a) Consolidated net income and preferred dividend requirements of subsidiaries include $16.5 million for 2020, $16.5 million for 2019, and $13.9 million for 2018 of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2020	2019	2018
NET INCOME (LOSS)	$ 1,406,653	$ 1,258,244	$ 862,555
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($14,776), $28,516 and $5,830 for 2020 to 2018, respectively)	(55,487)	115,026	22,098
Pension and other postretirement liabilities
(net of tax expense (benefit) of $5,600, ($6,539) and $30,299 for 2020 to 2018, respectively)	22,496	(25,150)	90,143
Net unrealized investment gains (losses)
(net of tax expense (benefit) of $17,586, $14,023 and $6,393 for 2020 to 2018, respectively)	30,704	27,183	(28,771)
Other comprehensive income (loss)	(2,287)	117,059	83,470
COMPREHENSIVE INCOME (LOSS)	1,404,366	1,375,303	946,025
Preferred dividend requirements of subsidiaries	18,319	17,018	13,894
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$ 1,386,047	$ 1,358,285	$ 932,131

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2020	2019	2018
Utility
Generation	1,218	1,781	1,599
Transmission	978	1,030	895
Distribution	1,949	1,114	862
Other	522	504	434
Entergy Wholesale Commodities	26	74	178
Total Historical Capital Expenditures	4,694	4,503	3,968

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR		AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2020	2019

	$3.5B Bank Credit Facility	3.60%	09/24 (b)			$ 165	$ 440
	Commercial Paper (a)	2.50%				1,627	1,947
29364GAF0	5.125% Notes	5.13%	09/20	Now	MW (T+.40%)		450
29364GAH6	4.00% Notes	4.00%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
29364GAK9	3.75% Notes	3.75%	06/50	Now	MW (T+.40%)	600
29364GAL7	2.80% Notes	2.80%	06/30	Now	MW (T+.35%)	600
29364GAM5	0.90% Notes	0.90%	09/25	Now	MW (T+.125%)	800
	Total					$ 5,192	$ 4,237
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in September 2019.

SECURITIES RATINGS (OUTLOOK)
	ISSUER RATING	CORPORATE CREDIT
As of 12/31/20	MOODY’S	S&P
Entergy Corporation	Baa2 (stable)	BBB+ (stable)

					CALL PRICE
				AS OF	PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2020	2019	2020

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$ 684	$ 684	—
	(6,843,780 units in 2020 and 2019)(a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	—
	(4,126,940 units in 2020 and 2019)(a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	—
	(2,935,153 units in 2020 and 2019)(a)
	Held by Entergy Corporation:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	734	734	—
	(7,340,750 units in 2020 and 2019)(a)
	Held by Entergy Utility Holding Company, LLC:
None	Class D preferred non-voting membership interest units of Entergy Holdings Co. LLC	5.00%	256	256	—
	(2,559,250 units in 2020 and 2019)(a)
	Total		$ 2,381	$ 2,381	—
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.
Totals may not foot due to rounding.

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UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2020					2019					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-reported earnings ($ millions)	320	345	552	584	1,800	231	331	578	271	1,411	27.6
ROIC – as-reported (%)(a)	6.6	6.7	6.4	7.1	7.1	7.2	7.0	7.1	6.6	6.6	7.6
ROE – as-reported (%)(a)	11.1	11.0	10.4	12.0	12.0	12.6	11.8	11.9	10.7	10.7	12.1
Debt to capital Ratio (%)	53.2	52.9	52.6	53.3	53.3	53.9	54.0	53.0	52.4	52.4	1.7
NON-GAAP MEASURES
Adjusted earnings ($ millions)	320	345	552	206	1,423	231	331	578	229	1,369	3.9
ROIC – adjusted (%)(a)	6.5	6.5	6.3	5.9	5.9	6.4	6.4	6.5	6.5	6.5	(9.2)
ROE – adjusted (%)(a)	10.8	10.7	10.1	9.5	9.5	10.7	10.4	10.5	10.4	10.4	(8.7)
Debt to capital ratio, excluding securitization debt (%)	52.8	52.6	52.3	53.1	53.1	53.2	53.4	52.4	51.9	51.9	2.3
Net debt to net capital ratio, excluding securitization debt (%)	51.2	51.5	50.9	51.0	51.0	52.0	52.8	51.3	51.6	51.6	(1.2)
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2020	2019	2018
GAAP MEASURES
As-reported earnings ($ millions)	1,800	1,411	1,483
ROIC – as-reported (%)(a)	7.1	6.6	7.5
ROE – as-reported (%)(a)	12.0	10.7	12.6
Debt to capital ratio (%)	53.3	52.4	52.3
NON-GAAP MEASURES
Adjusted earnings ($ millions)	1,423	1,369	1,262
ROIC – adjusted (%)(a)	5.9	6.5	6.6
ROE – adjusted (%)(a)	9.5	10.4	10.7
Debt to capital ratio, excluding securitization debt (%)	53.1	51.9	51.6
Net debt to net capital ratio, excluding securitization debt (%)	51.0	51.6	51.1
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY SECURITIES RATINGS (OUTLOOK)
MORTGAGE BONDS
As of 5/14/21	MOODY’S	S&P
Entergy Arkansas, LLC	A2 (stable)	A (stable)
Entergy Louisiana, LLC	A2 (stable)	A (stable)
Entergy Mississippi, LLC	A2 (stable)	A (stable)
Entergy New Orleans, LLC	Baa2 (stable)	A (stable)
Entergy Texas, Inc.	Baa1 (positive)	A (stable)
System Energy Resources, Inc.	Baa1 (stable)	A (stable)

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2020	2019	2018
Entergy Arkansas	776	642	660
Entergy Louisiana	1,961	1,673	1,832
Entergy Mississippi	555	738	387
Entergy New Orleans	229	230	202
Entergy Texas	896	898	452
System Energy Resources	194	167	195
Other(b)	57	82	62
Total	4,668	4,430	3,790
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, LLC, Entergy Operations, Inc., and Varibus, L.L.C.

UTILITY FINANCIAL RESULTS

2020 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2020.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,084,494	$4,019,063	$1,247,854	$560,632	$1,587,125	$495,458	($947,920)	$9,046,706
Natural gas	—	50,799	—	73,209	—	—	—	124,008
Total	2,084,494	4,069,862	1,247,854	633,841	1,587,125	495,458	(947,920)	9,170,714
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	271,896	700,152	187,087	76,781	238,428	23,026	(286)	1,497,084
Purchased power	187,690	596,480	240,471	243,572	510,633	—	(942,157)	836,689
Nuclear refueling outage expenses	55,737	55,305	—	—	—	27,737	—	138,779
Other operation and maintenance	669,518	969,630	288,543	125,756	250,170	178,249	(3,846)	2,478,020
Decommissioning	73,319	65,225	—	—	—	37,181	1,215	176,940
Taxes other than income taxes	121,057	208,902	101,525	57,454	72,909	28,657	8,050	598,554
Depreciation and amortization	338,029	609,931	209,252	64,012	177,738	110,395	(1,159)	1,508,198
Other regulatory charges (credits) – net	(35,310)	(584)	(15,219)	1,854	90,398	(26,531)	1	14,609
Total	1,681,936	3,205,041	1,011,659	569,429	1,340,276	378,714	(938,182)	7,248,873
OPERATING INCOME	402,558	864,821	236,195	64,412	246,849	116,744	(9,738)	1,921,841
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	15,019	38,151	6,726	6,339	44,073	9,122	—	119,430
Interest and investment income	35,579	225,627	272	120	1,201	36,478	(273)	299,004
Miscellaneous – net	(21,908)	(116,366)	(9,253)	316	(28)	(10,012)	(130)	(157,381)
Total	28,690	147,412	(2,255)	6,775	45,246	35,588	(403)	261,053
INTEREST EXPENSE:
Interest expense	144,834	331,352	68,945	29,105	92,920	34,467	(454)	701,169
Allowance for borrowed funds used during construction	(6,595)	(19,147)	(2,778)	(3,049)	(18,940)	(1,809)	—	(52,318)
Total	138,239	312,205	66,167	26,056	73,980	32,658	(454)	648,851
INCOME (LOSS) BEFORE INCOME TAXES	293,009	700,028	167,773	45,131	218,115	119,674	(9,687)	1,534,043
Income taxes	47,777	(382,324)	27,190	(4,207)	3,042	20,543	5,668	(282,311)
NET INCOME	245,232	1,082,352	140,583	49,338	215,073	99,131	(15,355)	1,816,354
Preferred dividend requirements and other	—	—	—	—	1,882	—	14,249	16,131
EARNINGS APPLICABLE TO
COMMON STOCK / EQUITY	$245,232	$1,082,352	$140,583	$49,338	$213,191	$99,131	($29,604)	$1,800,223
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2020 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2020.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$24,108	$1,303	$11	$26	$26	$26,086	$33,659	$85,219
Temporary cash investments	168,020	726,717	7	—	248,570	216,383	81,099	1,440,796
Total cash and cash equivalents	192,128	728,020	18	26	248,596	242,469	114,758	1,526,015
Securitization recovery trust account	—	—	—	3,364	36,233	—	(39,597)	—
Accounts receivable:
Customer	183,719	317,905	105,732	70,694	103,221	—	1	781,272
Allowance for doubtful accounts	(18,334)	(45,693)	(19,527)	(17,430)	(16,810)	—	—	(117,794)
Associated companies	34,216	81,624	2,740	2,381	18,892	57,743	(180,597)	16,999
Other	35,845	41,760	11,821	4,248	11,780	2,550	1,721	109,725
Accrued unbilled revenues	109,000	178,840	59,514	31,069	56,411	—	1	434,835
Total accounts receivable	344,446	574,436	160,280	90,962	173,494	60,293	(178,874)	1,225,037
Deferred fuel costs	—	2,250	—	2,130	—	—	—	4,380
Fuel inventory – at average cost	43,811	50,680	17,117	1,978	53,531	—	—	167,117
Materials and supplies – at average cost	237,640	437,933	59,542	16,550	56,227	123,006	(3)	930,895
Deferred nuclear refueling outage costs	32,692	48,407	—	—	—	34,459	1	115,559
Prepayments and other	13,296	36,813	4,876	3,715	20,165	6,864	76,676	162,405
Total	864,013	1,878,539	241,833	118,725	588,246	467,091	(27,039)	4,131,408
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	349	—	74,690	1,465,626
Decommissioning trust funds	1,273,921	1,794,042	—	—	—	1,215,868	—	4,283,831
Non-utility property – at cost (less accumulated depreciation)	—	323,110	4,543	1,016	376	—	655	329,700
Storm reserve escrow account	—	—	—	83,038	—	—	(83,038)	—
Escrow accounts	—	—	64,635	—	—	—	(64,635)	—
Other	341	13,399	—	—	19,889	—	147,342	180,971
Total	1,274,262	3,521,138	69,178	84,054	20,614	1,215,868	75,014	6,260,128
PROPERTY, PLANT AND EQUIPMENT
Electric	12,905,322	25,619,789	6,084,730	1,821,638	6,007,687	5,309,458	963,041	58,711,665
Natural gas	—	262,744	—	348,024	—	—	—	610,768
Construction work in progress	234,213	667,281	134,854	12,460	879,908	59,831	18,358	2,006,905
Nuclear fuel	163,044	210,128	—	—	—	175,005	1	548,178
Total utility plant	13,302,579	26,759,942	6,219,584	2,182,122	6,887,595	5,544,294	981,400	61,877,516
Less – accumulated depreciation and amortization	5,255,355	9,372,224	2,005,087	740,796	1,864,494	3,355,367	610,896	23,204,219
Utility plant – net	8,047,224	17,387,718	4,214,497	1,441,326	5,023,101	2,188,927	370,504	38,673,297
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Other regulatory assets (includes securitization property
of $119,237 as of December 31, 2020)	1,832,384	1,726,066	467,341	266,790	524,713	538,963	720,292	6,076,549
Deferred fuel costs	68,220	168,122	—	4,080	—	—	—	240,422
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	72,599	72,599
Other	14,028	23,924	14,413	23,931	70,397	3,119	(38,161)	111,651
Total	1,914,632	1,918,112	481,754	294,801	595,110	542,082	1,128,829	6,875,320
TOTAL ASSETS	$12,100,131	$24,705,507	$5,007,262	$1,938,906	$6,227,071	$4,413,968	$1,547,308	$55,940,153
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2020 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2020.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$485,000	$240,000	$—	$—	$200,000	$100,015	$—	$1,025,015
Payable due to associated companies	—	—	—	1,618	—	—	(1,618)	—
Accounts payable:
Associated companies	59,448	103,148	61,727	54,234	55,944	15,309	(317,563)	32,247
Other	208,591	1,450,008	117,629	60,766	350,947	41,313	312,448	2,541,702
Customer deposits	98,506	152,612	86,200	27,912	36,282	—	—	401,512
Taxes accrued	81,837	42,617	108,084	4,700	52,438	82,977	47,857	420,510
Interest accrued	22,745	92,249	20,889	8,095	20,856	12,722	1	177,557
Deferred fuel costs	53,065	—	14,691	—	85,356	—	1	153,113
Current portion of unprotected excess accumulated deferred income taxes	—	31,138	—	3,296	29,249	—	—	63,683
Pension and other postretirement liabilities	—	—	—	—	—	—	48,757	48,757
Other	40,628	62,968	34,270	5,462	12,370	4,248	22,149	182,095
Total	1,049,820	2,174,740	443,490	166,083	843,442	256,584	112,032	5,046,191
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,286,123	2,138,522	646,674	338,714	639,422	359,835	(220,301)	5,188,989
Accumulated deferred investment tax credits	30,500	107,317	9,062	16,095	9,942	38,902	676	212,494
Regulatory liability for income taxes - net	467,031	447,628	224,000	55,675	175,594	151,829	—	1,521,757
Other regulatory liabilities	686,872	918,293	15,828	—	32,297	665,396	5,165	2,323,851
Decommissioning and asset retirement cost liabilities	1,314,160	1,573,307	9,762	3,768	8,063	968,910	1	3,877,971
Accumulated provisions	70,169	24,939	46,504	89,898	8,382	—	2,619	242,511
Pension and other postretirement liabilities	361,682	692,728	110,901	—	—	125,412	933,302	2,224,025
Long-term debt (includes securitization bonds
of $174,635 as of December 31, 2020)	3,482,507	8,787,451	1,780,577	629,704	2,293,708	705,259	—	17,679,206
Long-term payable due to associated companies	—	—	—	10,911	—	—	(10,911)	—
Other	75,098	382,894	47,730	21,141	58,643	61,295	553,569	1,200,370
Total	7,774,142	15,073,079	2,891,038	1,165,906	3,226,051	3,076,838	1,264,120	34,471,174

Preferred stock without sinking fund	—	—	—	—	—	—	195,161	195,161

EQUITY:
Common stock or member's equity	3,276,169	7,453,361	1,672,734	606,917	49,452	951,850	(12,036,735)	1,973,748
Paid-in capital	—	—	—	—	955,162	—	3,767,792	4,722,954
Retained earnings	—	—	—	—	1,117,964	128,696	8,459,177	9,705,837
Accumulated other comprehensive (loss)	—	4,327	—	—	—	—	(94,239)	(89,912)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total common shareholders' equity	3,276,169	7,457,688	1,672,734	606,917	2,122,578	1,080,546	(24,005)	16,192,627
Preferred stock without sinking fund	—	—	—	—	35,000	—	—	35,000
Total	3,276,169	7,457,688	1,672,734	606,917	2,157,578	1,080,546	(24,005)	16,227,627

TOTAL LIABILITIES AND EQUITY	$12,100,131	$24,705,507	$5,007,262	$1,938,906	$6,227,071	$4,413,968	$1,547,308	$55,940,153
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, LLC, Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2020	2019	2018
ENTERGY ARKANSAS, LLC
As-Reported Earnings ($ millions)	245	263	252
Less Adjustments ($ millions)	6	—	(2)
Adjusted Earnings ($ millions)	239	263	254
GAAP MEASURES
ROIC – As-Reported (%)	5.0	5.6	5.8
Return on Average Member's Equity – As-Reported (%)	7.7	8.6	9.4
Debt to Capital (%)	54.8	53.0	52.0
Total Debt ($ millions)	3,980	3,528	3,226
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	3,276	3,126	2,983
NON-GAAP MEASURES
ROIC – Adjusted (%)	4.9	5.6	5.9
Return on Average Member's Equity – Adjusted (%)	7.5	8.6	9.5
Total Debt, excluding securitization debt ($ millions)	3,980	3,522	3,205
Debt to Capital, excluding securitization debt (%)	54.8	53.0	51.8
Net Debt to Net Capital, excluding securitization debt (%)	53.6	53.0	51.8
Totals may not foot due to rounding.

ENTERGY LOUISIANA, LLC
As-Reported Net Income ($ millions)	1,082	692	676
Less Adjustments ($ millions)	383	—	50
Adjusted Net Income ($ millions)	699	692	626
GAAP MEASURES
ROIC – As-Reported (%)	8.7	6.8	7.1
Return on Average Common Equity – As-Reported (%)	15.6	11.3	12.1
Debt to Capital (%)	54.8	53.4	53.6
Total Debt ($ millions)	9,044	7,321	6,806
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	7,458	6,397	5,903
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.2	6.8	6.7
Return on Average Common Equity – Adjusted (%)	10.1	11.3	11.2
Total Debt, excluding securitization debt ($ millions)	9,034	7,288	6,750
Debt to Capital, excluding securitization debt (%)	54.8	53.3	53.3
Net Debt to Net Capital, excluding securitization debt (%)	52.7	53.2	53.2
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2020	2019	2018
ENTERGY MISSISSIPPI, LLC
As-Reported Earnings ($ millions)	141	120	125
Less Adjustments ($ millions)	4	—	(1)
Adjusted Earnings ($ millions)	137	120	126
GAAP MEASURES
ROIC – As-Reported (%)	5.7	5.7	6.5
Return on Average Member's Equity – As-Reported (%)	8.7	8.5	10.1
Debt to Capital (%)	51.7	51.2	50.6
Total Debt ($ millions)	1,788	1,621	1,326
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	1,673	1,542	1,292
NON-GAAP MEASURES
ROIC – Adjusted (%)	5.6	5.7	6.5
Return on Average Member's Equity – Adjusted (%)	8.5	8.5	10.2
Net Debt to Net Capital (%)	51.7	50.4	49.9
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
As-Reported Earnings ($ millions)	49	53	53
Less Adjustments ($ millions)	(1)	—	—
Adjusted Earnings ($ millions)	50	53	53
GAAP MEASURES
ROIC – As-Reported (%)	5.9	6.8	7.6
Return on Average Member's Equity – As-Reported (%)	8.9	11.3	12.4
Debt to Capital (%)	51.5	53.1	52.1
Total Debt ($ millions)	646	564	484
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	607	498	445
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.3	7.2	8.2
Return on Average Member's Equity – Adjusted (%)	9.1	11.3	12.4
Total Debt, excluding securitization debt ($ millions)	604	511	420
Debt to Capital, excluding securitization debt (%)	49.9	50.7	48.6
Net debt to net capital, excluding securitization debt	49.9	50.4	47.4
Totals may not foot due to rounding.

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	213	159	162
Less Adjustments ($ millions)	2	—	37
Adjusted Net Income ($ millions)	211	159	125
GAAP MEASURES
ROIC – As-Reported (%)	6.5	6.5	7.8
ROE – As-Reported (%)	11.0	10.0	12.1
Debt to Capital (%)	53.7	51.7	51.6
Total Debt ($ millions)	2,499	1,928	1,514
Total Preferred ($ millions)	35	35	—
Total Common Equity ($ millions)	2,123	1,764	1,422
NON-GAAP MEASURES
ROIC – Adjusted (%)	6.7	7.0	7.4
ROE – Adjusted (%)	10.9	10.0	9.3
Total Debt, excluding securitization debt ($ millions)	2,376	1,723	1,230
Debt to Capital, excluding securitization debt (%)	52.4	48.9	46.4
Net Debt to Net Capital, excluding securitization debt (%)	49.7	48.7	46.4
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2020	2019	2018
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	99	99	94
Less Adjustments ($ millions)	(16)	—	—
Adjusted Earnings ($ millions)	115	99	94
GAAP MEASURES
ROIC – As-Reported (%)	7.9	9.4	9.2
ROE – As-Reported (%)	11.1	13.7	13.0
Debt to Capital (%)	42.7	43.5	46.1
Total Debt ($ millions)	805	548	631
Total Preferred ($ millions)	—	—	—
Total Equity ($ millions)	1,081	712	737
NON-GAAP MEASURES
ROIC – Adjusted (%)	8.9	9.4	9.2
ROE – Adjusted (%)	12.8	13.7	13.0
Net Debt to Net Capital (%)	34.2	40.2	42.1
Totals may not foot due to rounding.

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, LLC
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
29364DAQ3	3.75% Series	M	3.75%	2/21	Now	MW (T + .20%)	$350	$350
29364DAR1	3.05% Series	M	3.05%	6/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	6/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	M	3.50%	4/26	Now	MW (T + .20%)	600	600
29364DAV2	4.00% Series	M	4.00%	6/28	Now	MW (T + .20%)	350	250
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29366MAA6	4.20% Series	M	4.20%	4/49	Now	MW (T + .20%)	350	350
29364D761	4.90% Series	M	4.90%	12/52	Now	100%		200
29364D753	4.75% Series	M	4.75%	6/63	Now	100%		125
29364D100	4.875% Series	M	4.88%	9/66	9/1/21	100%	410	410
29366MAB4	2.65% Series	M	2.65%	6/51	Now	MW (T + .20%)	675
453424BT9	2.375% Series – Independence County	G(a,d)	2.38%	1/21	Non-Call Life		45	45
	Total bonds						3,655	3,205
OTHER LONG-TERM DEBT:
76824*AV6	3.65% Series L – Variable Interest Entity Note Payable		3.65%	7/21	Now	MW (T + .50%)	90	90
76824*AW4	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23	Now	MW (T + .50%)	40	40
	Credit Facility - Variable Interest Entity		3.33%	9/21			12	15
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	8/21	Non-Call Life			7
	Long-Term United States Department of Energy Obligation(b)						192	191
	Unamortized Premium and Discount – Net						7	2
	Unamortized Debt Issuance Costs						(31)	(35)
	Other						2	2
TOTAL LONG-TERM DEBT							3,968	3,517
Less Amount Due Within One Year							485	—
Long-Term Debt Excluding Amount Due Within One Year							$3,483	$3,517
Fair Value of Long-Term Debt(c)							$4,164	$3,557
Weighted-average annualized coupon rate (e)							3.7%	4.0%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(c) The fair value excludes long-term DOE obligations at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(d) The bonds are secured by a series of collateral first mortgage bonds.
(e) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

ENTERGY UTILITY HOLDING COMPANY, LLC
		SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	RATE	2020	2019	2020	2019
($ millions)
Without sinking fund:
Cumulative, $100 par value:
7.5% Series(a)	7.50%	110,000	110,000	$107	$107
6.25% Series(a)	6.25%	15,000	15,000	14	14
6.75% Series(a)	6.75%	75,000	75,000	73	73
Total without sinking fund		200,000	200,000	$195	$195
(a) Dollar amount outstanding is net of preferred stock issuance costs.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)		$250
29364WAN8	4.8% Series	M	4.80%	5/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.30%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	9/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	4/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	1/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	M	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	M	3.12%	9/27	Now	MW (T + .15%)	450	450
29364WAW8	3.25% Series	M	3.25%	4/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	M	3.05%	6/31	Now	MW (T + .25%)	325	325
29364WBA5	4.0% Series	M	4.00%	3/33	Now	MW (T + .20%)	750	750
29364WAT5	5.0% Series	M	5.00%	7/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	1/45	Now	MW (T + .30%)	450	450
29364WBB3	4.2% Series	M	4.20%	9/48	Now	MW (T + .20%)	900	600
29364WBC1	4.2% Series	M	4.20%	4/50	Now	MW (T + .20%)	525	525
29364W504	5.25% Series	M	5.25%	7/52	Now	100%		200
29364W603	4.7% Series	M	4.70%	6/63	Now	100%		100
29364W108	4.875% Series	M	4.88%	9/66	9/1/21	100%	270	270
29364WBD9	2.90% Series	M	2.90%	3/51	Now	MW (T+.20%)	650
29364WBF4	0.62% Series	M	0.62%	11/23	11/17/21	100%	1,100
29364WBE7	1.60% Series	M	1.60%	12/30	Now	MW (T+.15%)	300
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.38%	9/28	3/1/21	100%	84	84
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.50%	6/30	6/1/21	100%	115	115
	Total bonds						$8,889	$7,089
OTHER LONG-TERM DEBT:
76083@AT4	3.38% Series R – Variable Interest Entity Note Payable		3.38%	8/20	Now	MW (T + .50%)		70
76822*AM8	3.92% Series H – Variable Interest Entity Note Payable		3.92%	2/21	Now	MW (T + .50%)	40	40
76822*AN6	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23	Now	MW (T + .50%)	20	20
76803@AU1	2.51% Series V - Variable Interest Entity Note Payable		2.51%	6/27	Now	MW (T + .50%)	70
	Credit Facility – Variable Interest Entity – River Bend		3.23%	9/21			19	70
	Credit Facility – Variable Interest Entity – Waterford		3.30%	9/21			39	50
29366AAA2	2.04% Series Senior Secured – Securitization Bond		2.04%	6/21			11	34
	Unamortized Premium and Discount – Net						(3)	(17)
	Unamortized Debt Issuance Costs						(61)	(58)
	Other						4	6
TOTAL LONG-TERM DEBT							9,027	7,304
Less Amount Due Within One Year							240	320
Long-Term Debt Excluding Amount Due Within One Year							$8,787	$6,984
Fair Value of Long-Term Debt(b)							$10,258	$7,961
Weighted-average annualized coupon rate (d)							3.5%	4.1%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) Rate calculation only includes Bonds, VIE notes, and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
29364NAR9	3.1% Series	M	3.10%	7/23	Now	MW (T + .25%)	$250	$250
29364NAS7	3.75% Series	M	3.75%	7/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	M	3.25%	12/27	Now	MW (T + .15%)	150	150
29364NAT5	2.85% Series	M	2.85%	6/28	Now	MW (T + .20%)	375	375
29365*AA6	4.52% Series	M	4.52%	12/38	Now	MW (T + .50%)	55	55
29366WAA4	3.85% Series	M	3.85%	6/49	Now	MW (T + .20%)	435	435
29364N108	4.90% Series	M	4.90%	10/66	10/1/21	100%	260	260
29366WAB2	3.50% Series	M	3.50%	6/51	Now	MW (T + .35%)	170
	Total bonds						1,795	1,625
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						4	6
	Unamortized Debt Issuance Cost						(18)	(17)
TOTAL LONG-TERM DEBT							1,781	1,614
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,781	$1,614
Fair Value of Long-Term Debt(a)							$2,021	$1,710
Weighted-average annualized coupon rate (B)							3.6%	3.6%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, LLC
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)		$25
29364PAN3	3.9% Series	M	3.90%	7/23	Now	MW (T + .30%)	100	100
29364PAP8	4.0% Series	M	4.00%	6/26	Now	MW (T + .35%)	85	85
29365@AA4	4.51% Series	M	4.51%	9/33	Now	MW (T + .50%)	60	60
29364P509	5.0% Series	M	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	M	5.50%	4/66	4/1/21	100%	110	110
29365@AB2	3.0% Series	M	3.00%	3/26	Now	MW (T + .50%)	78
29365@AC0	3.75% Series	M	3.75%	3/40	Now	MW (T + .50%)	62	—
	Total bonds						525	410
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	6/27			43	54
	Unsecured Term Loan		3.00%	5/22			70	70
	Credit Facility - Variable Interest Entity		2.92%					20
	Payable to Entergy Louisiana			11/35			13	14
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(8)	(8)
TOTAL LONG-TERM DEBT							642	561
Less Amount Due Within One Year								27
Long-Term Debt Excluding Amount Due Within One Year							$642	$534
Fair Value of Long-Term Debt(a)							$621	$524
Weighted-average annualized coupon rate (B)							4.1%	4.4%
*M = Mortgage
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
29365TAE4	2.55% Series	M	2.55%	6/21	Now	MW (T + .20%)	$125	$125
29365TAC8	4.1% Series	M	4.10%	9/21	Now	MW (T + .35%)	75	75
29365TAF1	3.45% Series	M	3.45%	12/27	Now	MW (T + .20%)	150	150
29365TAG9	4.0% Series	M	4.00%	3/29	Now	MW (T + .25%)	300	300
29365TAH7	4.5% Series	M	4.50%	3/39	Now	MW (T + .25%)	400	400
29365TAD6	5.15% Series	M	5.15%	6/45	Now	MW (T + .35%)	250	250
29365TAJ3	3.55% Series	M	3.55%	9/49	Now	MW (T + .20%)	475	300
29365T104	5.625% Series	M	5.63%	6/64	6/1/19	100%		135
29365TAK0	1.75% Series	M	1.75%	3/31	Now	MW (T + .20%)	600
	Total bonds						2,375	1,735
OTHER LONG-TERM DEBT:
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	8/19				—
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	6/22			17	50
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			106	156
	Unamortized Premium and Discount – Net						14	(5)
	Unamortized Debt Issuance Costs						(19)	(18)
	Other							4
TOTAL LONG-TERM DEBT							2,494	1,923
Less Amount Due Within One Year							200	—
Long-Term Debt Excluding Amount Due Within One Year							$2,294	$1,923
Fair Value of Long-Term Debt(a)							$2,765	$2,090
Weighted-average annualized coupon rate (b)							3.5%	4.2%
*M = Mortgage Bond
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Rate calculation only includes Bonds and Securitization Bonds
Totals may not foot due to rounding.

			SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2020	2019	2020	2019
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:		$—	$—	$—	$—
29365T302	5.375% Series	5.375%	$1,400,000	$—	$35	$—
	Total without sinking fund		$1,400,000	$—	$35	$—
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.
						CURRENT
BONDS:				MATURITY	FIRST CALL	OR FIRST	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	CALL PRICE	2020	2019
($ millions)
605277AB8	5.875% Series – MBFC	G(a)	5.88%	4/22	Now	100%	$134	$134
871911AS2	4.10% Series	M	4.10%	4/23	Now	MW (T + 0.40%)	250	250
871911AT0	2.14% Series	M	2.14%	12/25	Now	MW (T + 0.30%)	200
	Total bonds						584	384
OTHER LONG-TERM DEBT:
76823#AT8	3.42% Series J – Variable Interest Entity Note Payable		3.42%	4/21			100	100
76823#AU5	2.05% Series K – Variable Interest Entity Note Payable		2.05%				90
	Credit Facility – Variable Interest Entity		3.34%	9/21				32
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%	9/27			34	34
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Costs						(3)	(2)
	Other							—
TOTAL LONG-TERM DEBT							805	548
Less Amount Due Within One Year							100	—
Long-Term Debt Excluding Amount Due Within One Year							$705	$548
Fair Value of Long-Term Debt(b)							$841	$565
Weighted-average annualized coupon rate (c)							3.6%	4.5%
*M = Mortgage Bond; G = Governmental Bond
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pg 211 of 2020 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(c) Rate calculation only includes Bonds and VIE notes
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
			OWNED &
	OPERATED		LEASED	OPERATED
As of December 31, 2020	PLANTS	UNITS	(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	24	46	16,490	17,204
Coal	3	5	2,211	3,845
Petroleum Coke	1	2	—	190
Total Fossil	28	53	18,701	21,239
Hydro	3	7	73	147
Nuclear	2	3	5,217	5,357
Solar	4	4	29	29
Total Capability	37	67	24,020	26,772
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2020	2019	2018
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	60,734	52,672	51,093
Coal	4,169	8,214	11,848
Nuclear	37,807	37,484	36,242
Hydro	209	224	160
Solar	6	5	4
Total Net Generation	102,925	98,600	99,347
Purchased Power:
Affiliated Companies	—	—	—
Non-affiliated Companies	26,651	34,647	33,973
Total Purchased Power	26,651	34,647	33,973
Total Sources of Energy	129,576	133,246	133,320
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	35,173	36,093	37,107
Commercial	26,465	28,754	29,426
Industrial	47,117	48,484	48,384
Governmental	2,415	2,578	2,581
Total Retail	111,170	115,909	117,498
Sales for Resale	13,658	13,210	11,715
Unbilled Energy	40	(83)	(513)
Total Electric Energy Sales	124,868	129,036	128,700
Line Losses and Company Usage	4,709	4,210	4,620
Total Uses of Energy	129,577	133,246	133,320
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	36,396	35,446	35,876
Commercial	26,639	28,490	29,047
Industrial	47,117	48,483	48,384
Governmental	2,399	2,561	2,566
Total Weather Adjusted Sales	112,551	114,980	115,873
Peak Demand (MW)	21,340	21,598	21,587
Operational Summer Capacity at Peak (MW)	25,665	23,887	23,121
Annual System Load Factor (%)	62	64	65
Retail Electric Sales Growth Rate (%)	(4.1)	(1.4)	4.1
Retail Electric Sales Weather-Adjusted Growth Rate (%)	(2.1)	(0.8)	0.8
Average Fuel Cost (cents/KWh)
Natural Gas	1.92	2.33	2.84
Nuclear Fuel	0.57	0.73	0.84
Coal	2.54	2.31	2.24
Purchased Power	4.36	4.86	5.23
MISO Purchases	2.48	2.71	3.71
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2020 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	841,162	1,270,187	523,379	243,502	672,087	—	—	3,550,317	37%
Commercial	466,273	886,548	395,875	179,406	364,638	—	—	2,292,740	26%
Industrial	461,907	1,314,234	145,100	24,248	385,681	—	—	2,331,169	27%
Governmental	18,011	68,901	41,955	59,819	23,445	—	—	212,131	2%
Total Retail	1,787,352	3,539,870	1,106,309	506,975	1,445,851	—	—	8,386,357	93%
Sales for Resale	173,115	333,594	77,530	33,213	100,273	520,659	(942,551)	295,834	3%
Other	124,026	145,599	64,015	20,444	41,121	(25,201)	(5,370)	364,634	4%
Total Electric Operating Revenues	2,084,494	4,019,063	1,247,854	560,632	1,587,245	495,458	(947,921)	9,046,826	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,358	31,528	12,761	3,060	7,027	—	—	60,734	40%
Coal	2,719	416	723	—	311	—	—	4,169	6%
Nuclear	15,058	16,929	—	—	—	5,820	—	37,807	28%
Hydro	209	—	—	—	—	—	—	209	—%
Solar	—	—	2	4	—	—	—	6	—%
Total Net Generation	24,344	48,873	13,486	3,064	7,338	5,820	—	102,925	74%
Purchased Power:
Affiliated Companies	2,105	2,648	2,336	3,801	3,404	—	(14,294)	—	—
Non-affiliated Companies	1,533	11,821	1,650	671	10,977	—		26,651	26%
Total Purchased Power	3,638	14,469	3,987	4,471	14,381	—	(14,294)	26,651	26%
Total Sources of Energy	27,982	63,342	17,473	7,535	21,719	5,820	(14,294)	129,576	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,584	13,771	5,378	2,294	6,146	—		35,173	31%
Commercial	5,356	10,465	4,283	1,975	4,386	—		26,465	25%
Industrial	7,586	28,881	2,343	423	7,885	—		47,117	42%
Governmental	223	779	398	755	260	—		2,415	2%
Total Retail	20,748	53,896	12,402	5,447	18,677	—	—	111,171	100%
Sales for Resale	5,856	7,950	4,316	1,969	2,013	5,849	(14,294)	13,658	—
Unbilled Energy	—	(103)	58	(9)	93	—		40	—
Total Electric Energy Sales	26,604	61,743	16,776	7,407	20,783	5,849	(14,294)	124,869	—
Line Losses and Company Usage	1,378	1,599	696	127	937	(29)		4,709	—
Total Uses of Energy	27,983	63,342	17,472	7,535	21,720	5,820	(14,294)	129,577	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.09	9.22	9.73	10.61	10.94	—	—	10.09	—
Commercial	8.71	8.47	9.24	9.08	8.31	—	—	8.66	—
Industrial	6.09	4.55	6.19	5.74	4.89	—	—	4.95	—
Governmental	8.08	8.84	10.54	7.93	9.02	—	—	8.78	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	600,286	944,762	381,617	186,299	414,438	—		2,527,402	85%
Commercial	95,810	132,352	65,131	17,179	50,582	—		361,054	12%
Industrial	25,134	10,956	3,827	1,707	5,681	—		47,305	2%
Governmental	696	7,996	5,146	1,940	2,025	—		17,803	1%
Total Retail Customers	721,926	1,096,066	455,721	207,125	472,726	—	—	2,953,564	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC
	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	841,162	795,269	807,098
Commercial	466,273	538,850	425,523
Industrial	461,907	520,958	434,387
Governmental	18,011	20,795	16,537
Total Retail	1,787,352	1,875,873	1,683,545
Sales for Resale	173,115	257,864	248,861
Other	124,026	125,858	128,238
Total Electric Operating Revenues	2,084,494	2,259,594	2,060,644

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,358	8,836	8,983
Coal	2,719	4,882	6,263
Nuclear	15,058	13,575	12,721
Hydro	209	224	160
Total Net Generation	24,344	27,517	28,127
Purchased Power:
Affiliated Companies	2,105	3,578	2,255
Non-affiliated Companies	1,533	1,122	1,494
Total Purchased Power	3,638	4,700	3,749
Total Sources of Energy	27,982	32,217	31,876

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,584	7,996	8,248
Commercial	5,356	5,822	5,967
Industrial	7,586	7,759	8,071
Governmental	223	241	239
Total Retail	20,748	21,818	22,525
Sales for Resale	5,856	9,385	8,220
Unbilled Energy	—	24	(13)
Total Electric Energy Sales	26,604	31,227	30,732
Line Losses and Company Usage	1,378	990	1,144
Total Uses of Energy	27,983	32,217	31,876

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.09	9.95	9.79
Commercial	8.71	9.26	7.13
Industrial	6.09	6.71	5.38
Governmental	8.08	8.63	6.92

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	600,286	595,315	592,718
Commercial	95,810	95,320	94,640
Industrial	25,134	23,382	23,364
Governmental	696	667	769
Total Retail Customers	721,926	714,684	711,491
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY	FUEL		NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Lake Catherine	4	100%	1970	522	Gas/Oil	Peaking	11,049	1	689	311,856			468,682	59.6	27,927
Ouachita	1	100%	2002	239	Gas	Intermediate	7,291	2	58	460,654		Dry LNB, SCR	2,115,089	17.9	37,876
	2	100%	2002	240	Gas	Intermediate		2	62	492,586		Dry LNB, SCR
Hot Spring	1	100%	2002	591	Gas	Intermediate	7,358	2	48	514,609		Dry LNB, SCR	1,158,230	31.9	36,994
Independence	1	31.5%	1983	259	Coal	Base	10,253	1,080	506	610,488	5	LNB w/Sep OFA, ESP, ACI	475,711	35.6	16,958
White Bluff	1	57%	1980	466	Coal	Base	10,862	3,126	1,309	1,615,047	13	LNB w/Sep OFA, ESP, ACI	1,261,647	32.4	72,642
	2	57%	1981	469	Coal	Base		2,268	849	1,134,678	6	LNB w/Sep OFA, ESP, ACI	983,310
Carpenter	1	100%	1932	31	Hydro	Peaking							154,965	22.3	3,451
	2	100%	1932	31	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							54,220	20.4	1,105
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	499	Gas	Intermediate	7,317	5	116	1,141,159		Dry LNB, SCR	2,615,981	16.9	44,217
Arkansas	1	100%	1974	830	Nuclear PWR(c)	Base	10,324						7,436,372	22.1	333,136
Nuclear One	2	100%	1980	988	Nuclear PWR(c)	Base							7,621,735
Total				5,175				6,486	3,638	6,281,077	24		24,345,943	23.6	574,307
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,270,187	1,270,478	1,244,413
Commercial	886,548	947,412	941,321
Industrial	1,314,234	1,450,966	1,462,462
Governmental	68,901	71,046	68,587
Total Retail	3,539,870	3,739,902	3,716,783
Sales for Resale	333,594	333,394	356,603
Other	145,599	149,731	159,156
Total Electric Operating Revenues	4,019,063	4,223,027	4,232,542

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	31,528	27,773	25,869
Coal	416	1,100	1,819
Nuclear	16,929	13,981	17,298
Hydro	—	—	—
Total Net Generation	48,873	42,854	44,986
Purchased Power:
Affiliated Companies	2,648	3,608	3,061
Non-affiliated Companies	11,821	17,959	17,211
Total Purchased Power	14,469	21,567	20,272
Total Sources of Energy	63,342	64,421	65,258

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	13,771	14,046	14,494
Commercial	10,465	11,353	11,578
Industrial	28,881	29,801	29,254
Governmental	779	827	823
Total Retail	53,896	56,027	56,149
Sales for Resale	7,950	6,738	7,260
Unbilled Energy	(103)	(16)	(64)
Total Electric Energy Sales	61,743	62,749	63,345
Line Losses and Company Usage	1,599	1,672	1,913
Total Uses of Energy	63,342	64,421	65,258

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.22	9.05	8.59
Commercial	8.47	8.34	8.13
Industrial	4.55	4.87	5.00
Governmental	8.84	8.59	8.33

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	944,762	940,071	933,809
Commercial	132,352	132,364	131,119
Industrial	10,956	10,654	10,745
Governmental	7,996	8,003	7,990
Total Retail Customers	1,096,066	1,091,092	1,083,663
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	533	Gas	Intermediate	7,616	5	85	1,074,895		SCR	2,532,721	20.7	52,323
Little Gypsy	2	100%	1966	413	Gas/Oil	Intermediate	11,148	2	809	582,885		BOOS/Combus Mod/Fuel Reburn	1,632,398	32.3	52,677
	3	100%	1969	514	Gas/Oil	Intermediate		2	1,308	505,106		BOOS/IFGR
Ninemile	4	100%	1971	738	Gas/Oil	Intermediate	10,817	7	5,125	1,771,610		BOOS/IFGR	5,134,987	28.2	145,024
	5	100%	1973	742	Gas/Oil	Intermediate		7	3,783	1,295,222		BOOS/IFGR
	6	100%	2014	555	Gas/Oil	Intermediate	6,117	6	171	1,779,305		SCR, O2 Catalyst, Water/Steam Injection	4,353,939	18.5	80,760
Perryville	1	100%	2002	526	Gas	Intermediate	7,157	5	156	1,346,514		Dry LNB, SCR	3,198,510	20.9	67,086
	2	100%	2001	150	Gas	Peaking		—	4	15,577		None	10,219
J. Wayne Leonard	1	100%	2019	911	Gas	Intermediate	6,920	12	147	2,471,553		Dry LNB, SCR, O2 Catalyst	5,847,398	21.5	125,930
Lake Charles	1	100%	2020	913	Gas	Intermediate	7,073	7	81	1,314,162		DLNB/SCR, O2 Catalyst	3,228,513	23.2	74,911
Sterlington	7	100%	1974	46	Gas/Oil	Peaking	22,602	—	3	751			(951)	—	561
Waterford	1	100%	1975	410	Gas/Oil	Intermediate	6,920	—	31	23,921		LNCB	100,575	161.0	16,195
	2	100%	1975	422	Gas/Oil	Intermediate		—	95	63,236		LNCB
	4	100%	2009	32	Oil	Peaking		—	1	1,033		Water/Steam Injection
LA Station 2	10	100%	1950	—	Gas	Reserve							—	—	201
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Roy S. Nelson	4	100%	1970	—	Gas/Oil	Reserve						Combus Mod/Fuel Reburn	(6,612)	—	1,485
Calcasieu	1	100%	2000	142	Gas	Peaking	12,638	—	39	44,907		Dry LNB	63,331	98.4	7,872
	2	100%	2001	159	Gas	Peaking		—	10	13,175		Dry LNB	16,649
Ouachita	3	100%	2002	241	Gas	Intermediate	7,294	2	77	620,900		Dry LNB, SCR	1,393,386	19.6	27,291
Roy S. Nelson	6	40%	1982	211	Coal	Base	11,675	1,139	387	476,150	2	LNB w/ Sep OFA, ESP, ACI	366,981	48.1	17,657
Big Cajun 2	3	24%	1983	135	Coal	Base	29,445	197	40	70,352	1	LNB w/ OFA, ESP, ACI	53,987	190.0	10,259
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,867						7,980,200	28.4	226,553
Washington Parish	1	100%	2020	185	Gas	Peaking		—	—	1,144		LNB	(23)	—	499
	2	100%	2020	185	Gas	Peaking		—	1	2,812		LNB
Waterford	3	100%	1985	1,177	Nuclear PWR(c)	Base	10,777						8,948,644	22.6	202,179
Union Power Station	3	100%	2003	505	Gas	Intermediate	7,238	3	86	833,337		Dry LNB, SCR	1,931,605	21.6	86,684
	4	100%	2003	505	Gas	Intermediate		3	90	904,044		Dry LNB, SCR	2,086,494
Total				11,317				1,399	12,529	15,212,591	3		48,872,949	24.5	1,196,145
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Low NOx Cell Burner (LNCB), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Water/Steam Injection, Flue Gas Recirculation (FGR), Induced Flue Gas Recirculation (IFGR), Burners-out-of-service (BOOS) and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.
(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC
	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	523,379	562,219	578,568
Commercial	395,875	444,173	461,832
Industrial	145,100	164,491	175,056
Governmental	41,955	44,300	43,747
Total Retail	1,106,309	1,215,183	1,259,203
Sales for Resale	77,530	39,295	25,812
Other	64,015	68,566	50,097
Total Electric Operating Revenues	1,247,854	1,323,044	1,335,112

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	12,761	7,647	7,318
Coal	723	1,411	2,421
Nuclear	—	—	—
Hydro	—	—	—
Solar	2	2	3
Total Net Generation	13,486	9,060	9,742
Purchased Power:
Affiliated Companies	2,336	3,971	2,502
Non-affiliated Companies	1,650	2,752	3,155
Total Purchased Power	3,987	6,723	5,657
Total Sources of Energy	17,473	15,783	15,399

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,378	5,659	5,829
Commercial	4,283	4,698	4,865
Industrial	2,343	2,443	2,559
Governmental	398	436	438
Total Retail	12,402	13,236	13,691
Sales for Resale	4,316	1,776	1,060
Unbilled Energy	58	(78)	(31)
Total Electric Energy Sales	16,776	14,934	14,720
Line Losses and Company Usage	696	849	679
Total Uses of Energy	17,472	15,783	15,399

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.73	9.93	9.93
Commercial	9.24	9.45	9.49
Industrial	6.19	6.73	6.84
Governmental	10.54	10.16	9.99

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	381,617	377,158	375,730
Commercial	65,131	64,488	64,719
Industrial	3,827	3,971	3,984
Governmental	5,146	5,130	5,169
Total Retail Customers	455,721	450,747	449,602
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	459	Gas	Intermediate	7,092	3	80	828,680		Dry LNB, SCR	1,959,455	21.4	41,966
Hinds	1	100%	2001	454	Gas	Intermediate	7,136	6	104	1,242,405		Dry LNB, SCR	2,997,910	17.9	53,516
Baxter Wilson	1	100%	1967	494	Gas/Oil	Intermediate	10,417	5	2,095	923,362			1,531,173	27.5	42,103
Choctaw	1	100%	2003	787	Gas	Intermediate	6,907	11	173	2,219,357		Dry LNB, SCR	5,294,712	19.1	101,270
Gerald Andrus	1	100%	1975	707	Gas/Oil	Intermediate	11,510	3	1,621	684,679		OFA	971,881	34.0	33,015
Independence	1	25%	1983	205	Coal	Base	10,761	857	402	484,514	4	LNB w/Sep OFA, ESP, ACI	378,253	38.4	27,769
	2	25%	1984	211	Coal	Base		935	346	437,653	3	OFA, ESP, ACI	345,102
DeSoto Solar	1	100%	2015	0.5	Solar	N/A							481	0.2	—
Brookhaven Solar	1	100%	2015	0.5	Solar	N/A							543	0.2	—
Hinds Solar	1	100%	2015	0.5	Solar	N/A							624	0.2	—
Total				3,319				1,822	4,819	6,820,649	7		13,480,135	22.2	299,639
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	243,502	245,081	261,585
Commercial	179,406	202,138	217,182
Industrial	24,248	31,824	33,371
Governmental	59,819	70,865	72,057
Total Retail	506,975	549,908	584,195
Sales for Resale	33,213	38,626	29,506
Other	20,444	5,883	11,031
Total Electric Operating Revenues	560,632	594,417	624,732

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,060	2,975	2,735
Coal	—	—	—
Nuclear	—	—	—
Hydro	—	—	—
Solar	4	3	1
Total Net Generation	3,064	2,978	2,736
Purchased Power:
Affiliated Companies	3,801	4,401	3,912
Non-affiliated Companies	671	572	871
Total Purchased Power	4,471	4,973	4,783
Total Sources of Energy	7,535	7,951	7,519

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,294	2,353	2,401
Commercial	1,975	2,215	2,270
Industrial	423	438	448
Governmental	755	815	795
Total Retail	5,447	5,821	5,914
Sales for Resale	1,969	1,961	1,484
Unbilled Energy	(9)	18	(329)
Total Electric Energy Sales	7,407	7,800	7,069
Line Losses and Company Usage	127	151	450
Total Uses of Energy	7,535	7,951	7,519

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.61	10.42	10.89
Commercial	9.08	9.13	9.57
Industrial	5.74	7.27	7.45
Governmental	7.93	8.70	9.06

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	186,299	184,399	181,633
Commercial	17,179	17,198	16,908
Industrial	1,707	1,832	1,940
Governmental	1,940	1,915	1,889
Total Retail Customers	207,125	205,344	202,370
Totals may not foot due to rounding.
On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Union Power Station	1	100%	2003	507	Gas	Intermediate	7,245	6	125	1,290,487		Dry LNB, SCR	2,991,079	17.3	51,785
New Orleans Solar Power Plant (+Battery)	1	100%	2016	1 (0.5(c))	Solar	N/A							926	62.2	58
New Orleans Power Station	1	100%	2020	131	Gas	Intermediate	20,648	—	8	39,630			68,106	63.3	4,314
New Orleans Solar Station	1	100%	2020	20	Solar	N/A
New Orleans Residential Rooftop Solar	1	100%	2020	0.5	Solar	N/A
New Orleans Commercial Rooftop Solar	1	100%	2020	5	Solar	N/A							3,426
Total				665				6	133	1,330,117			3,063,537	18.3	56,156
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.
(c) MW amount equals the capacity rating of the battery.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)	495,458	573,410	456,707

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil			—
Coal			—
Nuclear	5,820	9,928	6,223
Hydro			—
Total Net Generation	5,820	9,928	6,223
Purchased Power			—
Total Sources of Energy	5,820	9,928	6,223

USES OF ENERGY (GWh)
Electric Energy Sales	5,849	9,940	6,264
Unbilled Energy			—
Line Losses and Company Usage	(29)	(12)	(41)
Total Uses of Energy	5,820	9,928	6,223
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,256	Nuclear BWR(b)	Base	10,747	—	—	—	—		5,820,039	32.1	186,691
Total				1,256									5,820,039	32.1	186,691
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2020	2019	2018
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	672,087	658,453	673,858
Commercial	364,638	343,013	380,619
Industrial	385,681	373,048	393,951
Governmental	23,445	21,464	24,953
Total Retail	1,445,851	1,395,978	1,473,381
Sales for Resale	100,273	59,074	97,478
Other	41,121	33,902	35,043
Total Electric Operating Revenues	1,587,245	1,488,954	1,605,902

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,027	5,441	6,188
Coal	311	821	1,345
Nuclear	—	—	—
Hydro	—	—	—
Total Net Generation	7,338	6,262	7,533
Purchased Power:
Affiliated Companies	3,404	2,847	3,321
Non-affiliated Companies	10,977	12,242	11,242
Total Purchased Power	14,381	15,089	14,563
Total Sources of Energy	21,719	21,351	22,096

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	6,146	6,039	6,135
Commercial	4,386	4,667	4,747
Industrial	7,885	8,043	8,052
Governmental	260	259	286
Total Retail	18,677	19,008	19,220
Sales for Resale	2,013	1,815	2,478
Unbilled Energy	93	(31)	(76)
Total Electric Energy Sales	20,783	20,792	21,622
Line Losses and Company Usage	937	559	474
Total Uses of Energy	21,720	21,351	22,096

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.94	10.90	10.98
Commercial	8.31	7.35	8.02
Industrial	4.89	4.64	4.89
Governmental	9.02	8.29	8.72

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2020)
Residential	414,438	403,793	397,137
Commercial	50,582	50,025	49,232
Industrial	5,681	5,481	5,757
Governmental	2,025	2,053	2,022
Total Retail Customers	472,726	461,352	454,148
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2020
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	156	Coal	Base	11,675	842	286	351,937	2	LNB w/ Sep OFA, ESP, ACI	271,246	56.9	15,431
Big Cajun 2	3	18%	1983	99	Coal	Base	28,681	146	29	51,999	—	LNB w/ OFA, ESP, ACI	39,904	188.4	7,519
Lewis Creek	1	100%	1970	250	Gas/Oil	Intermediate	10,910	3	154	732,400		SCR	2,297,568	27.6	63,456
	2	100%	1971	250	Gas/Oil	Intermediate		2	133	636,102		SCR
Sabine	1	100%	1962	204	Gas/Oil	Intermediate	10,496	2	566	431,868			4,728,972	27.4	129,511
	3	100%	1966	368	Gas/Oil	Intermediate		2	339	538,452		LNB w/ Sep OFA
	4	100%	1974	495	Gas	Intermediate		4	1,108	886,574		IFGR
	5	100%	1979	437	Gas/Oil	Intermediate		5	874	1,137,865		LNB w/ Closed-coupled OFA
Total				2,260				1,006	3,489	4,767,196	2		7,337,690	29.4	215,916
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2018 – 2020 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2020	2019	2018
ANO	88.7	82.9	85.3
Grand Gulf	71.9	76.4	62.9
River Bend	84.7	79.8	83.3
Waterford 3	90.2	82.4	99.6
Entergy Southeast Average	84.8	80.9	83.3
Industry Average	93.5	93.4	93.2

The following table shows plant performance for 2020 and average for one three-year period.

PRODUCTION COST ($/MWh) (a)	2020	2017-2019
ANO	22.1	30.3
Grand Gulf	32.0	34.4
River Bend	28.4	32.8
Waterford 3	22.6	26.9
Entergy Southeast Average	25.2	30.9
(a) Fuel and other operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/2034	7/17/2038	11/1/2044	8/29/2045	12/18/2044
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	10/5/19 –	3/14/20 –	2/22/20 –	2/21/21 –	9/26/20 –
	11/20/2019	4/21/2020	5/23/2020	3/20/2021	11/1/2020
Number of Days	46	38	91	28	37
Next Scheduled Refueling	Fall 22	Fall 21	Spring 22	Spring 23	Spring 22
2019 Capability Factor (%)	91.3	86	71.9	84.7	90.2
($ in millions as of December 31, 2020)
Net Book Value	1,789(b)		1,979	1,574(c)	2,511
Decommissioning Trust Fair Values	1,274(b)		1,216	1,112(c)	682
Decommissioning Liability	1,293(b)		969	697(c)	847
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
	PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson	Republican	1/15	1/21
Kimberly A. O'Guinn	Republican	1/17	1/23
Justin Tate	Republican	1/19	1/25
LOUISIANA
Craig Greene - Chairperson	Republican	6/17	12/24
Eric Skrmetta - Vice-Chairperson	Republican	1/09	12/26
Lambert C. Boissiere, III	Democrat	1/05	12/22
Mike Francis	Republican	11/16	12/22
Foster L. Campbell, Jr.	Democrat	1/03	12/26
MISSISSIPPI
Dane Maxwell – Chairperson	Democrat	1/20	12/23
Brent Bailey	Republican	1/20	12/23
Brandon Presley	Democrat	1/08	12/23
NEW ORLEANS
Helena Moreno - Chairperson of Utility Committee	Democrat	5/18	5/22
Jason Rogers Williams	Democrat	5/14	5/22
Jared Brossett	Democrat	5/14	5/22
Joseph Giarrusso	Democrat	5/18	5/22
Jay Banks	Democrat	5/18	5/22
Kristin Gisleson Palmer	Democrat	5/18	5/22
Cyndi Nguyen	Democrat	5/18	5/22
TEXAS
DeAnn Walker - Chairperson	Republican	9/17	9/21
Arthur D'Andrea	Republican	11/17	9/23
Shelly Botkin	Republican	6/18	9/25
3/27/2020

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2020					2019					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	(110)	85	31	(68)	(63)	97	(25)	(141)	218	149	(212)
NON-GAAP MEASURES
Adjusted EBITDA	122	(15)	24	5	137	92	2	(127)	20	(13)	150

EWC ANNUAL FINANCIAL METRICS
($ millions)	2020	2019	2018
GAAP MEASURES
As-Reported Earnings	(63)	149	(340)
NON-GAAP MEASURES
Adjusted EBITDA	137	(13)	(202)

EWC QUARTERLY OPERATIONAL METRICS
	2020					2019					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	3,274	2,246	2,246	2,246	2,246	3,962	3,274	3,274	3,274	3,274	(31)%
GWh billed	6,757	4,958	4,332	4,442	20,489	7,203	7,258	6,847	6,780	28,088	(27)%
EWC Nuclear
Capacity Factor	99%	96%	83%	89%	93%	85%	92%	98%	99%	94%	(1)%
GWh billed	6,259	4,580	3,943	4,081	18,863	6,690	6,703	6,210	6,326	25,929	(27)%
Production cost per MWh (b)	$15.42	$19.45	$21.85	$19.87	$18.58	$20.04	$24.82	$15.68	$17.71	$18.29	2%
(a) Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26,201, Indian Point 2 (1,028 MW) was shutdown April 30, 2020..
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
	2020	2019	2018
Owned Capacity (MW) (a)	2,246	3,274	3,962
GWh billed	20,489	28,088	30,764
EWC Nuclear
Capacity Factor	93%	93%	83%
GWh billed	18,863	25,929	27,617
Production cost per MWh (b)	$18.58	$18.29	$17.68
Totals may not foot due to rounding.
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017; Pilgrim (688 MW) was shutdown May 31, 2019 and sold on August 26, 2019; Indian Point 2 (1,028 MW) was shutdown April 30, 2020.
(b) Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
		OPERATED (a)		OWNED CAPACITY
As of December 31, 2020	PLANTS	UNITS	MW	MW	%
Gas/Oil	1	1	425	213	9
Coal	—	—	—	181	8
Total Fossil	1	1	425	394	18
Nuclear	3	3	2,652	1,852	82
Total Capacity	4	4	3,077	2,246	100
Totals may not foot due to rounding.
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	INDIAN POINT		PALISADES
	ENERGY CENTER		NUCLEAR
	UNIT 2	UNIT 3	PLANT
Entergy Purchase Date	9/6/01	11/21/00	4/11/07
Commercial Operation Date	August 74	August 76	December 71
License Expiration Date	4/30/24	4/30/25	3/24/31
Architect/Engineer	United Engineers & Constructors	United Engineers & Constructors	Combustion Engineering
Reactor Manufacturer	Westinghouse	Westinghouse	Combustion Engineering
Reactor Type	PWR	PWR	PWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse
Net MWs in Operation (MW)	—	1041	811
Refueling Data:
Last Date	3/19/18 –	3/11/19 –	8/31/20 –
	4/21/18	4/9/19	10/21/20
Number of Days	33	29	52
Upcoming Refueling Outages

2020 Capacity Factor	92%	0.99%	85%
Net Book Value of Plant and Related Assets (a)	255		75
($ in millions as of December 31, 2019)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	NYISO Lower Hudson Valley	MISO
Nearest Market Hub	Zone G (b)	Zone G (b)	Indiana
(a) Entergy's adjusted investment in the companies being sold, with Indian Point as a combined total.
(b) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION
Decommissioning Trust Asset	631	794	991	554	—
Decommissioning Liability	247	840	869	635 (a)	—
($ in millions as of December 31, 2020)
Planned closing date	n/a (b)	n/a (d)	4/30/21	5/31/2022	n/a (c)
(a) Includes $41 million for Big Rock Point.
(b) Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) Pilgrim was shutdown May 31, 2019 and sold on August 26,2019.
(d) Indian Point 2 was shutdown April 30, 2020.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	538	199	251,563	2	LNB w/Sep OFA, ESP, ACI
Nelson 6	Base	308	105	128,945	1	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	4	361	761,212	—	Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection.
Currently have no SO2 or CO2 control equipment operating on any unit.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)	2020	2019	MATURITY	RATE

RS Cogen Senior Project Debt
Bank Portion(a)	$—	$—	10/17/2018	LIBOR + 2.25%
Institutional Portion	$17	$26	10/15/2022	Fixed 8.73%
RS Cogen Subordinated Debt(b)	$—	$28	10/17/2017	LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,	RATE	2020	2019
	2.46%	$139	$139

		SHARES OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)	RATE	2020	2019	2020	2019

Without Sinking Fund:
Entergy Finance Holding, Inc.	8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund		250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned by EWC
Production cost per MWh	Fuel and other O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
Billed electric energy sales (GWh billed)	Total number of GWh billed to customers and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital (ROIC) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper, and capital leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt on the balance sheet associated with securitization bonds that is secured by certain future customer collections

FINANCIAL MEASURES – NON-GAAP
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments
Adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, excluding interest and investment income and decommissioning expense for EWC
Adjusted EPS	As-reported net income attributable to Entergy Corporation or subsidiary excluding adjustments, divided by the diluted average number of common shares outstanding
Adjustments	Unusual or non-recurring items or events or other items or events that management believes do not reflect the ongoing business of Entergy, such as the results of the EWC segment, significant tax items, and other items such as certain costs, expenses, or other specified items
Common dividend payout – adjusted	Common dividend paid per share divided by adjusted earnings per share
Return on average invested capital (ROIC) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-
effected interest expense divided by average invested capital
Return on average common equity (ROE) – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – adjusted	12-months rolling adjusted net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and available revolver capacity
Total debt, excluding securitization debt	Total debt, excluding securitization debt
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net liquidity	Sum of cash and available revolver capacity less commercial paper borrowing
Net Liquidity, including storm escrows	Sum of cash, available revolver capacity, and escrow accounts available for certain storm expenses, less commercial paper borrowing
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of consolidated total debt, excluding securitization debt
FFO	OCF less AFUDC-borrowed funds, working capital items in OCF (receivables, fuel inventory, accounts payable, taxes accrued, interest accrued, and other working capital accounts), and securitization regulatory charges
FFO to debt, excluding securitization debt	12-months rolling adjusted FFO as a percentage of end of period total debt excluding securitization debt
FFO to debt, excluding securitization debt, return of unprotected	12-months rolling adjusted FFO excluding return of unprotected excess ADIT and severance and retention payments
excess ADIT, and severance and retention payments associated	associated with exit of EWC as a percentage of end of period total debt excluding securitization debt with exit of EWC

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported net income (loss) attributable to Entergy Corporation (A)	1,388	1,241	849
Preferred dividends	18	17	14
Tax-effected interest expense	586	554	527
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	1,992	1,812	1,390

Adjustments (C)	250	177	(121)

EWC preferred dividends and tax-effected interest expense, rolling 12 months	20	25	29

Total adjustments, adding back EWC preferred dividends and
tax-effected interest expense (non-GAAP) (D)	270	202	(92)

Adjusted earnings, (non-GAAP) (A-C)	1,138	1,064	970
Adjusted earnings, including preferred dividends and
tax-effected interest expense (non-GAAP) (B-D)	1,722	1,610	1,482

Average invested capital (E)	32,803	28,780	26,032

Average common equity (F)	10,575	9,534	8,418

($ per share)
As-reported earnings per share (N)	6.90	6.30	4.63

Adjusted earnings per share (O)	5.66	5.40	5.29

Common dividend paid per share (P)	3.74	3.66	3.58

(%)
ROIC – As-reported (B/E)	6.1	6.3	5.3
ROIC – Adjusted (non-GAAP) ((B-D)/E)	5.3	5.6	5.7

ROE – As-reported (A/F)	13.1	13.0	10.1
ROE – Adjusted (non-GAAP) ((A-C)/F)	10.8	11.2	11.5

Common dividend payout – As-reported % (P/N)	54	58	77
Common dividend payout – Adjusted % (P/O)	66	68	68
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q19-4Q20

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q19	2Q19	3Q19	4Q19
As-reported net income (loss) attributable to Entergy Corporation, rolling 12	1,105	1,230	1,385	1,388	970	961	790	1,241
months (A)
Preferred dividends	17	18	18	18	15	15	16	17
Tax-effected interest expense	559	574	582	586	539	543	548	554
As-reported net income (loss) attributable to Entergy Corporation, rolling 12
months adjusted for preferred dividends and tax-effected interest expense (B)	1,681	1,822	1,985	1,992	1,524	1,519	1,354	1,812

Adjustments, rolling 12 months (C)	(31)	80	252	250	(6)	(18)	(264)	177

EWC preferred dividends and tax-effected interest expense, rolling 12 months	22	21	20	20	30	30	27	25

Total adjustments, adding back EWC preferred dividends and
tax-effected interest expense (non-GAAP) (D)	(9)	101	272	270	24	12	(237)	202

Adjusted earnings, rolling 12 months (non-GAAP) (A-C)	1,136	1,150	1,134	1,138	976	979	1,054	1,064
Adjusted earnings, rolling 12 months including preferred dividends and
tax-effected interest expense (non-GAAP) (B-D)	1,690	1,720	1,713	1,722	1,501	1,507	1,591	1,610

Average invested capital (E)	30,229	30,622	31,442	32,803	27,184	27,586	28,413	28,780

Average common equity (F)	9,597	10,112	10,403	10,575	8,473	8,910	9,224	9,534

(%)
ROIC – As-reported (B/E)	5.6	5.9	6.3	6.1	5.6	5.5	4.8	6.3
ROIC – Adjusted (non-GAAP) ((B-D)/E)	5.6	5.6	5.4	5.3	5.5	5.5	5.6	5.6

ROE – As-reported (A/F)	11.5	12.2	13.3	13.1	11.4	10.8	8.6	13.0
ROE – Adjusted (non-GAAP) ((A-C)/F)	11.8	11.4	10.9	10.8	11.5	11.0	11.4	11.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
Total debt (A)	24,062	19,885	18,133
Less securitization debt (B)	175	298	424
Total debt, excluding securitization debt (A-B)	23,887	19,587	17,709
Less cash and cash equivalents (C)	1,759	426	481
Net debt, excluding securitization debt (A-B-C)	22,128	19,161	17,228
Total capitalization (D)	35,243	30,363	27,196
Less securitization debt (E)	175	298	424
Total capitalization, excluding securitization debt (D-E)	35,068	30,065	26,772
Less cash and cash equivalents (F)	1,759	426	481
Net capitalization, excluding securitization debt (D-E-F)	33,309	29,639	26,291
(%)
Debt to capital (A/D)	68.3	65.5	66.7
Debt to capital, excluding securitization debt ((A-B)/D-E))	68.1	65.1	66.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	66.4	64.6	65.5

Revolver capacity (G)	4,110	3,810	4,056

Storm escrows (L)	116	412	403

Gross liquidity (C+G)	5,869	4,236	4,537
Net liquidity (C+G-J)	4,241	2,289	2,595
Net liquidity, including storm escrows (C+G-J+L)	4,357	2,701	2,998

Entergy Corporation notes:
Due September 2020	—	450	450
Due July 2022	650	650	650
Due September 2025	800	—	—
Due September 2026	750	750	750
Due June 2030	600	—	—
Due June 2050	600	—	—
Total parent long-term debt (H)	3,400	1,850	1,850
Revolver draw (I)	165	440	220
Commercial paper (J)	1,627	1,947	1,942
Unamortized debt issuance and discounts (K)	(38)	(8)	(10)
Total parent debt (H)+(I)+(J)+(K)	5,154	4,229	4,002

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	21.6	21.6	22.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS
CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q19-4Q20

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q19	2Q19	3Q19	4Q19
Total debt (A)	21,465	21,493	22,127	24,062	19,325	19,054	19,441	19,885
Less securitization debt (B)	271	232	209	175	398	360	338	298
Total debt, excluding securitization debt (A-B)	21,193	21,261	21,918	23,887	18,927	18,694	19,103	19,587
Less cash and cash equivalents (C)	1,464	935	1,240	1,759	983	636	956	426
Net debt, excluding securitization debt (A-B-C)	19,730	20,326	20,678	22,128	17,944	18,058	18,147	19,161
Total capitalization (D)	31,943	32,173	33,153	35,243	28,515	29,071	29,730	30,363
Less securitization debt (E)	271	232	209	175	398	360	338	298
Total capitalization, excluding securitization debt (D-E)	31,672	31,941	32,944	35,068	28,117	28,711	29,392	30,065
Less cash and cash equivalents (F)	1,464	935	1,240	1,759	983	636	956	426
Net capitalization, excluding securitization debt (D-E-F)	30,208	31,006	31,704	33,309	27,134	28,075	28,436	29,639
(%)
Debt to capital (A/D)	67.2	66.8	66.7	68.3	67.8	65.5	65.4	65.5
Debt to capital, excluding securitization debt ((A-B)/D-E))	66.9	66.6	66.5	68.1	67.3	65.1	65.0	65.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	65.3	65.6	65.2	66.4	66.1	64.3	63.8	64.6

Revolver capacity (G)	3,348	4,110	4,125	4,110	3,950	4,120	4,115	3,810

Storm escrows (L)	373	373	373	116	405	407	410	412

Gross liquidity (C+G)	4,811	5,045	5,364	5,869	4,933	4,756	5,071	4,236
Net liquidity (C+G-J)	2,870	3,099	3,966	4,241	2,991	3,121	3,153	2,289
Net liquidity, including storm escrows (C+G-J+L)	3,242	3,472	4,339	4,357	3,396	3,528	3,563	2,701

Entergy Corporation notes:
Due September 2020	450	—	—	—	450	450	450	450
Due July 2022	650	650	650	650	650	650	650	650
Due September 2025	—	—	800	800	—	—	—	—
Due September 2026	750	750	750	750	750	750	750	750
Due June 2030	—	600	600	600	—	—	—	—
Due June 2050	—	600	600	600	—	—	—	—
Total parent long-term debt (H)	1,850	2,600	3,400	3,400	1,850	1,850	1,850	1,850
Revolver draw (I)	922	160	150	165	320	150	155	440
Commercial paper (J)	1,942	1,946	1,398	1,627	1,942	1,635	1,918	1,947
Unamortized debt issuance and discounts (K)	(8)	(32)	(40)	(38)	(9)	(9)	(10)	(8)
Total parent debt (H)+(I)+(J)+(K)	4,706	4,675	4,909	5,154	4,103	3,626	3,913	4,229

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J)+(K))/(A-B)	22.2	22.0	22.4	21.6	21.7	19.4	20.5	21.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
Total debt (A)	24,062	19,885	18,133
Less securitization debt (B)	175	298	424
Total debt, excluding securitization debt (C)	23,887	19,587	17,709

Net cash flow provided by operating activities, rolling 12 months (D)	2,690	2,817	2,385
Allowance for borrowed funds used during construction, rolling 12 months (E)	(52)	(65)	(61)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(139)	(101)	99
Fuel inventory	(27)	(28)	46
Accounts payable	137	(72)	97
Taxes accrued	208	(21)	39
Interest accrued	8	1	5
Other working capital accounts	(143)	(3)	(164)
Securitization regulatory charges	124	122	124
Total (F)	168	(102)	246
FFO, rolling 12 months (G) = (D)+(E)-(F)	2,470	2,854	2,078
FFO to debt, excluding securitization debt (G)/(C)	10.3%	14.6%	11.7%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	70	301	592
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	55	141	43
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	10.9%	16.8%	15.3%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q19-4Q20

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q19	2Q19	3Q19	4Q19
Total debt (A)	21,465	21,493	22,127	24,062	19,325	19,054	19,441	19,885
Less securitization debt (B)	271	232	209	175	398	360	338	298
Total debt, excluding securitization debt (C)	21,193	21,261	21,918	23,887	18,927	18,694	19,103	19,587

Net cash flow provided by operating activities, rolling 12 months (D)	2,974	3,212	3,069	2,690	2,329	2,358	2,644	2,817
Allowance for borrowed funds used during construction, rolling 12 months (E)	(63)	(58)	(55)	(52)	(65)	(67)	(67)	(65)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(71)	(5)	(71)	(139)	7	17	21	(101)
Fuel inventory	(39)	(35)	(14)	(27)	58	24	(18)	(28)
Accounts payable	(136)	(92)	277	137	103	(19)	(158)	(72)
Prepaid taxes and taxes accrued	(21)	62	188	208	51	9	(7)	(21)
Interest accrued	17	5	14	8	(5)	7	12	1
Other working capital accounts	17	(15)	(98)	(143)	(178)	(81)	(97)	(3)
Securitization regulatory charges	122	123	125	124	121	121	120	122
Total (F)	(111)	43	421	168	157	78	(127)	(102)
FFO, rolling 12 months (G) = (D)+(E)-(F)	3,023	3,110	2,594	2,470	2,107	2,213	2,704	2,854
FFO to debt, excluding securitization debt (G)/(C)	14.3%	14.6%	11.8%	10.3%	11.1%	11.8%	14.2%	14.6%
Estimated return of unprotected excess ADIT (rolling 12 months pre-tax) (H)	236	189	119	70	692	651	469	301
Severance and retention payments associated with exit of EWC (rolling 12 months pre-tax) (I)	141	102	17	55	43	97	183	141
FFO to debt, excluding securitization debt, return of unprotected excess ADIT, and severance and retention payments associated with exit of EWC [(G+H+I)/(C)]	16.0%	16.0%	12.5%	10.9%	15.0%	15.8%	17.6%	16.8%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported net income (loss) applicable to common stock/equity (A)	1,800	1,411	1,483
Preferred dividends	16	15	12
Tax-effected interest expense	483	439	412
As-reported net income (loss) applicable to common stock/equity adjusted for
preferred dividends and tax-effected interest expense (B)	2,299	1,865	1,907

Utility adjustments
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	(25)	—	—
Income tax effect on Utility adjustment above	6	—	—
2014 / 2015 IRS settlement – E-LA business combination	396	—	—
Regulatory-sharing	—	—	(40)
Income tax effect on Utility adjustments above	—	—	10
2012/2013 IRS audit settlement	—	—	44
Internal restructuring	—	—	170
Tax reform	—	—	38
Reversal of valuation allowance on internal restructuring	—	41	—
Total adjustments (C)	377	41	223

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,922	1,824	1,684
Adjusted earnings (A-C)	1,423	1,370	1,261

Average invested capital (D)	32,411	28,186	25,487
Average common stock or member's equity (E)	15,038	13,219	11,778

Gross debt (F)	18,769	15,517	13,991
Less securitization debt (G)	175	298	424
Gross debt, excluding securitization debt (F-G)	18,594	15,219	13,567
Less cash and cash equivalents (H)	1,526	202	260
Net debt, excluding securitization debt (F-G-H)	17,068	15,018	13,307

Total capitalization (I)	35,192	29,631	26,740
Less securitization debt (J)	175	298	424
Total capitalization, excluding securitization debt (I-J)	35,017	29,333	26,317
Less cash and cash equivalents (K)	1,526	202	260
Net capitalization, excluding securitization debt (I-J-K)	33,491	29,131	26,057

(%)
ROIC – As-Reported (B/D)	7.1	6.6	7.5
ROIC – Adjusted ((B-C)/D)	5.9	6.5	6.6
ROE – As-Reported (A/E)	12.0	10.7	12.6
ROE – Adjusted ((A-C)/E)	9.5	10.4	10.7
Debt to capital (F/I)	53.3	52.4	52.3
Debt to capital, excluding securitization debt ((F-G)/(I-J))	53.1	51.9	51.6
Net debt to net capital, excluding securitization debt ((F-G-H)/(I-J-K))	51.0	51.6	51.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q19-4Q20

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q19	2Q19	3Q19	4Q19
As-reported net income (loss) (A)	320	345	552	584	231	331	578	271
Less adjustments (B)	—	—	—	378	—	—	—	41
Adjusted net income (loss) (A-B)	320	345	552	206	231	331	578	230

As-reported net income (loss) applicable to common stock/equity-rolling 12 months (C)	1,500	1,514	1,487	1,800	1,499	1,455	1,528	1,411
Preferred dividends	15	16	16	16	12	13	14	15
Tax-effected interest expense	448	464	475	483	416	421	428	439
As-Reported net income (loss) applicable to common stock/equity, rolling
12 months adjusted for preferred dividends and tax-effected	1,963	1,994	1,978	2,299	1,927	1,888	1,970	1,865
interest expense (D)

Adjustments in prior quarters	41	41	41	—	223	179	179	—
Adjustments in current quarter	—	—	—	377	—	—	—	41
Total adjustments (E)	41	41	41	377	223	179	179	41

Adjusted earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,922	1,953	1,936	1,922	1,705	1,709	1,791	1,824
Adjusted earnings, rolling 12 months (C-E)	1,459	1,472	1,446	1,423	1,276	1,276	1,349	1,370

Average invested capital (F)	29,608	29,877	30,730	32,411	26,617	26,903	27,728	28,186
Average common stock or member's equity (G)	13,544	13,703	14,284	15,038	11,920	12,297	12,864	13,219

Gross debt (H)	16,620	16,679	17,079	18,769	15,083	15,244	15,387	15,517
Less securitization debt (I)	271	232	209	175	398	360	338	298
Gross debt, excluding securitization debt (H-I)	16,348	16,446	16,870	18,594	14,685	14,883	15,049	15,219
Less cash and cash equivalents (J)	998	671	972	1,526	733	337	667	202
Net debt, excluding securitization debt (H-I-J)	15,350	15,775	15,898	17,068	13,952	14,546	14,382	15,018

Total capitalization (K)	31,230	31,516	32,439	35,192	27,986	28,238	29,056	29,631
Less securitization debt (L)	271	232	209	175	398	360	338	298
Total capitalization, excluding securitization debt (K-L)	30,959	31,284	32,230	35,017	27,588	27,878	28,717	29,333
Less cash and cash equivalents (M)	998	671	972	1,526	733	337	667	202
Net capitalization, excluding securitization debt (K-L-M)	29,961	30,612	31,258	33,491	26,855	27,540	28,050	29,131

(%)
ROIC – As-Reported (D/F)	6.6	6.7	6.4	7.1	7.2	7.0	7.1	6.6
ROIC – Adjusted ((D-E)/F)	6.5	6.5	6.3	5.9	6.4	6.4	6.5	6.5
ROE – As-Reported (C/G)	11.1	11.0	10.4	12.0	12.6	11.8	11.9	10.7
ROE – Adjusted ((C-E)/G)	10.8	10.7	10.1	9.5	10.7	10.4	10.5	10.4
Debt to capital ratio (H/K)	53.2	52.9	52.6	53.3	53.9	54.0	53.0	52.4
Debt to capital, excluding securitization debt ((H-I)/(K-L))	52.8	52.6	52.3	53.1	53.2	53.4	52.4	51.9
Net debt to net capital, excluding securitization debt ((H-I-J)/(K-L-M))	51.2	51.5	50.9	51.0	52.0	52.8	51.3	51.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020
($ millions)	2020	2019	2018
As-reported earnings applicable to common stock (A)	245	263	252
Preferred dividends	—	—	1
Tax-effected interest expense	102	99	86
As-reported earnings applicable to common stock adjusted for
preferred dividends and tax-effected interest expense (B)	347	362	339

Adjustments
2012/2013 IRS audit settlement	—	—	(2)
2014/2015 IRS audit settlement	6	—	—
Total adjustments (C)	6	—	(2)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	341	362	341
Adjusted earnings (A-C)	239	263	254
Average invested capital (D)	6,955	6,432	5,810
Average invested capital, excluding securitization (E)	6,952	6,418	5,782
Average member's equity (F)	3,201	3,055	2,680

Gross debt (G)	3,980	3,528	3,226
Less securitization debt (H)	—	7	21
Gross debt, excluding securitization debt (G-H)	3,980	3,522	3,205
Less cash and cash equivalents (I)	192	3	—
Net debt, excluding securitization debt (G-H-I)	3,788	3,518	3,205

Total capitalization (J)	7,256	6,654	6,209
Less securitization debt (K)	—	7	21
Total capitalization, excluding securitization debt (J-K)	7,256	6,647	6,188
Less cash and cash equivalents (L)	192	3	—
Net capitalization, excluding securitization debt (J-K-L)	7,064	6,644	6,188

(%)
ROIC – As-Reported (B/D)	5	5.6	5.8
ROIC – Adjusted ((B-C)/E)	4.9	5.6	5.9
Return on average member's equity – As-Reported (A/F)	7.7	8.6	9.4
Return on average member's equity – Adjusted ((A-C)/F)	7.5	8.6	9.5
Debt to capital (G/J)	54.8	53.0	52.0
Debt to capital, excluding securitization debt ((G-H)/(J-K))	54.8	53.0	51.8
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	53.6	53.0	51.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported net income (A)	1,082	692	676
Preferred dividends	—	—	—
Tax-effected interest expense	231	203	184
As-reported net income adjusted for preferred dividends and
tax-effected interest expense (B)	1,313	894	860

Adjustments
2012/2013 IRS audit settlement	—	—	50
2014/2015 IRS audit settlement	383	—	—
Total Adjustments (C)	383	—	50

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	930	894	810
Adjusted earnings (A-C)	699	692	626
Average invested capital (D)	15,110	13,213	12,103
Average invested capital, excluding securitization (E)	15,088	13,169	12,036
Average common equity (F)	6,927	6,150	5,606

Gross debt (G)	9,044	7,321	6,806
Less securitization debt (H)	10	33	56
Gross debt, excluding securitization debt (G-H)	9,034	7,288	6,750
Less cash and cash equivalents (I)	728	2	43
Net debt, excluding securitization debt (G-H-I)	8,306	7,286	6,707

Total capitalization (J)	16,501	13,718	12,709
Less securitization debt (K)	10	33	56
Total capitalization, excluding securitization debt (J-K)	16,491	13,685	12,653
Less cash and cash equivalents (L)	728	2	43
Net capitalization, excluding securitization debt (J-K-L)	15,763	13,683	12,610

(%)
ROIC – As-Reported (B/D)	8.7	6.8	7.1
ROIC – Adjusted ((B-C)/E)	6.2	6.8	6.7
Return on average member's equity – As-Reported (A/F)	15.6	11.3	12.1
Return on average member's equity – Adjusted ((A-C)/F)	10.1	11.3	11.2
Debt to capital (G/J)	54.8	53.4	53.6
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	54.8	53.3	53.3
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	52.7	53.2	53.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported earnings applicable to common stock (A)	141	120	125
Preferred dividends	—	—	1
Tax-effected interest expense	50	44	39
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	190	164	165

Adjustments
2012/2013 IRS audit settlement	—	—	(1)
2014/2015 IRS audit settlement	4	—	—
Total Adjustments (C)	4	—	(1)

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	186	164	166
Adjusted earnings (A-C)	137	120	126
Average invested capital (D)	3,312	2,891	2,543
Average member's equity (E)	1,607	1,417	1,235

Gross debt (F)	1,788	1,621	1,326
Less cash and cash equivalents (G)	—	52	37
Net debt (F-G)	1,788	1,569	1,289

Total capitalization (H)	3,461	3,163	2,618
Less cash and cash equivalents (I)	—	52	37
Net capitalization (H-I)	3,461	3,111	2,581

(%)
ROIC – As-Reported (B/D)	5.7	5.7	6.5
ROIC – Adjusted ((B-C)/D)	5.6	5.7	6.5
Return on average member's equity – As-Reported (A/E)	8.7	8.5	10.1
Return on average member's equity – Adjusted ((A-C)/E)	8.5	8.5	10.2
Debt to capital (F/H)	51.7	51.2	50.6
Net debt to net capital ((F-G)/(H-I))	51.7	50.4	49.9
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported earnings applicable to common stock (A)	49.0	53.0	53.0
Preferred dividends	—	—	—
Tax-effected interest expense	19.0	15.0	15.0
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	69.0	68.0	68.0

Adjustments
2014/2015 IRS audit settlement	(1.0)	—	—
Total Adjustments (C)	(1.0)	—	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	70	68	68
Adjusted earnings (A-C)	50	53	53
Average invested capital (D)	1,157	995	891
Average invested capital, excluding securitization (E)	1,110	937	822
Average member's equity (F)	552	471	430

Gross debt (G)	646	564	484
Less securitization debt (H)	41	53	64
Gross debt, excluding securitization debt (G-H)	604	511	420
Less cash and cash equivalents (I)	—	6	20
Net debt, excluding securitization debt (G-H-I)	604	505	400

Total capitalization (J)	1,253	1,062	929
Less securitization debt (K)	41	53	64
Total capitalization, excluding securitization debt (J-K)	1,211	1,009	865
Less cash and cash equivalents (L)	—	6	20
Net capitalization, excluding securitization debt (J-K-L)	1,211	1,003	845

(%)
ROIC – As-Reported (B/D)	5.9	6.8	7.6
ROIC – Adjusted ((B-C)/E)	6.3	7.2	8.2
Return on average member's equity – As-Reported (A/F)	8.9	11.3	12.4
Return on average member's equity – Adjusted ((A-C)/F)	9.1	11.3	12.4
Debt to capital (G/J)	51.5	53.1	52.1
Debt to capital, excluding securitization debt ((G-H)/(J-K))	49.9	50.7	48.6
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	49.9	50.4	47.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported earnings applicable to common stock (A)	213	159	162
Preferred dividends	2	1	—
Tax-effected interest expense	58	58	65
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	274	217	227

Adjustments
Tax reform	—	—	38
2012/2013 IRS audit settlement	—	—	(1)
2014/2015 IRS audit settlement	2	—	—
Total Adjustments (C)	2	—	37

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	272	217	189
Adjusted earnings (A-C)	211	159	125
Average invested capital (D)	4,192	3,332	2,892
Average invested capital, excluding securitization debt (E)	4,028	3,087	2,571
Average common equity (F)	1,943	1,593	1,341

Gross debt (G)	2,499	1,928	1,514
Less securitization debt (H)	123	205	284
Gross debt, excluding securitization debt (G-H)	2,376	1,723	1,230
Less cash and cash equivalents (I)	249	13	—
Net debt, excluding securitization debt (G-H-I)	2,127	1,710	1,230

Total capitalization (J)	4,657	3,728	2,936
Less securitization debt (K)	123	205	284
Total capitalization, excluding securitization debt (J-K)	4,534	3,522	2,652
Less cash and cash equivalents (L)	249	13	—
Net capitalization, excluding securitization debt (J-K-L)	4,285	3,509	2,652

(%)
ROIC – As-Reported (B/D)	6.5	6.5	7.8
ROIC – Adjusted ((B-C)/E)	6.7	7.0	7.4
ROE – As-Reported (A/F)	11.0	10.0	12.1
ROE – Adjusted ((A-C)/F)	10.9	10.0	9.3
Debt to capital (G/J)	53.7	51.7	51.6
Debt to capital, excluding securitization debt ((G-H)/(J-K))	52.4	48.9	46.4
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	49.7	48.7	46.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported net income (A)	99	99	94
Preferred dividends	—	—	—
Tax-effected interest expense	25	25	27
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	124	124	121

Adjustments
SERI regulatory liability for potential refund for rate base reduction retroactive to 2015	(19)	—	—
2014/2015 IRS audit settlement	3	—	—
Total Adjustments (C)	(16)	—	—

Adjusted earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	140	124	121
Adjusted earnings (A-C)	115	99	94
Average invested capital (D)	1,573	1,314	1,324
Average common equity (E)	896	725	724

Gross debt (F)	805	548	631
Less cash and cash equivalents (G)	242	69	96
Net debt (F-G)	563	479	535

Total capitalization (H)	1,886	1,260	1,368
Less cash and cash equivalents (I)	242	69	96
Net capitalization (H-I)	1,644	1,191	1,272

(%)
ROIC – As-Reported (B/D)	7.9	9.4	9.2
ROIC – Adjusted ((B-C)/D)	8.9	9.4	9.2
ROE – As-Reported (A/E)	11.1	13.7	13.0
ROE – Adjusted ((A-C)/E)	12.8	13.7	13.0
Debt to capital (F/H)	42.7	43.5	46.1
Net debt to net capital ((F-G)/(H-I))	34.2	40.2	42.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2018-2020

($ millions)	2020	2019	2018
As-reported net income (loss) attributable to Entergy Corporation	(65)	147	(343)

Net income (loss)	(63)	149	(341)
Add back: interest expense	22	29	34
Add back: income taxes	105	(161)	(269)
Add back: depreciation and amortization	102	148	150
Subtract: interest and investment income	234	415	15
Add back: decommissioning expense	205	237	239
Adjusted EBITDA	137	(13)	(202)
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q19-4Q20

($ millions)	1Q20	2Q20	3Q20	4Q20	1Q19	2Q19	3Q19	4Q19
As-reported net income (loss) attributable to Entergy Corporation	(111)	85	30	(69)	97	(26)	(141)	217

Net income (loss)	(110)	85	31	(68)	97	(25)	(141)	218
Add back: interest expense	5	7	5	5	9	9	6	5
Add back: income taxes	(31)	24	12	99	66	(9)	(31)	(187)
Add back: depreciation and amortization	35	25	21	21	38	38	38	34
Subtract: interest and investment income	(172)	207	95	104	181	75	59	99
Add back: decommissioning expense	50	51	51	53	63	64	60	49
Adjusted EBITDA	122	(15)	24	5	92	2	(127)	20
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	COMMON STOCK INFORMATION
Visit our investor relations website at www.entergy.com/investor_relations for	The company’s common stock is listed on the New York and Chicago
earnings reports, financial releases, SEC filings and other investor information.	exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy share price is reported daily in the financial press under “Entergy” in
INVESTOR RELATIONS	most listings of New York Stock Exchange securities. Entergy common
Securities analysts, portfolio managers, and other members of the financial	stock is a component of the following indices: S&P 500, S&P Utilities
community may contact:	Index, Philadelphia Utility Index and the NYSE Composite Index,
William Abler	among others.
Vice President, Investor Relations
Telephone: 281-297-5436	As of Feb. 1, 2021, there were 201,061,356 shares of Entergy
E–mail: wabler@entergy.com	common stock outstanding. Shareholders of record totaled
22,815, and approximately 285,318 investors held Entergy stock in
SHAREHOLDER ACCOUNT INFORMATION	“street name” through a broker.
EQ Shareowner Services is Entergy’s transfer agent,
registrar, dividend disbursing agent, and dividend reinvestment	CERTIFICATIONS
and stock purchase plan agent. Shareholders of record with	In June 2020, Entergy’s Chief Executive Officer certified to the
questions about lost certificates, lost or missing dividend checks	New York Stock Exchange that he was not aware of any violation
or notifications of change of address should contact:	of the NYSE corporate governance listing standards. Also, Entergy
EQ Shareowner Services	filed certifications regarding the quality of the company’s public
P.O. Box 64874	disclosure, required by Section 302 of the Sarbanes-Oxley Act of
St. Paul, MN 55164-0874	2002, as exhibits to our Annual Report on Form 10-K for the fiscal year
Phone: 1-855-854-1360	ended Dec. 31, 2020.
Internet: www.shareowneronline.com
DIVIDEND PAYMENTS
CORPORATE GOVERNANCE	The Board of Directors declares dividends quarterly and sets the record and
Entergy’s Corporate Governance Guidelines, Board Committee Charters	payment dates. Subject to Board discretion, those dates for 2021 are:
for the Audit, Corporate Governance, and Personnel Committees, Entergy's					PAYMENT
Code of Entegrity and other ethics policies may be accessed electronically	DECLARATION DATE		RECORD DATE		DATE
by selecting the investor information page on Entergy’s corporate	January 29			February 14	March 1
website at entergy.com.	April 12			May 7	June 1
	July 30			August 13	September 1
ADDITIONAL INFORMATION	October 29			November 12	December 1
For copies of the above Corporate Governance documents, Entergy’s
10-K and 10-Q reports filed with the Securities and Exchange	Quarterly dividend payments (in cents-per-share):
Commission, or for other investor information, email lnance@entergy.com.
	QUARTER	2020	2019	2018
	1	93	91	89
	2	93	91	89
	3	93	91	89
	4	95	93	91